ACCESS variable insurance trust

                                   May 1, 2004




PROSPECTUS


         Wells S&P REIT IndexSM Portfolio
         Shepherd Opportunity Growth Portfolio
         Potomac Dow 30SM Plus Portfolio
         Potomac OTC Plus Portfolio
         Potomac Mid Cap Plus Portfolio
         Potomac Small Cap Plus Portfolio
         Potomac OTC/Short Portfolio
         Potomac Small Cap/Short Portfolio
         Potomac U.S./Short Portfolio
         Target Multi-Cap 100 Portfolio
         PMFM Managed Portfolio
         Access U.S. Government Money Market Portfolio




















         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       -i-
                                TABLE OF CONTENTS



WELLS S&P REIT INDEXSM PORTFOLIO................................................
SHEPHERD OPPORTUNITY GROWTH PORTFOLIO...........................................
POTOMAC DOW 30SM PLUS PORTFOLIO.................................................
POTOMAC OTC PLUS PORTFOLIO......................................................
POTOMAC MID CAP PLUS PORTFOLIO..................................................
POTOMAC SMALL CAP PLUS PORTFOLIO................................................
POTOMAC OTC/SHORT PORTFOLIO.....................................................
POTOMAC SMALL CAP/SHORT PORTFOLIO...............................................
POTOMAC U.S./SHORT PORTFOLIO....................................................
TARGET MULTI-CAP 100 PORTFOLIO..................................................
PMFM MANAGED PORTFOLIO..........................................................
ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO...................................
MANAGEMENT......................................................................
ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS...............................
OTHER INFORMATION...............................................................
FINANCIAL HIGHLIGHTS............................................................
PRIVACY POLICY..................................................................
FOR MORE INFORMATION............................................................

The Portfolios:   WELLS S&P REIT INDEXSM PORTFOLIO
                           SHEPHERD OPPORTUNITY GROWTH PORTFOLIO
                           POTOMAC PORTFOLIOS
                                    Potomac Dow 30SM Plus Portfolio Potomac OTC
                                    Plus Portfolio Potomac Mid Cap Plus
                                    Portfolio Potomac Small Cap Plus Portfolio
                                    Potomac OTC/Short Portfolio Potomac Small
                                    Cap/Short Portfolio Potomac U.S./Short
                                    Portfolio
                             PMFM MANAGED PORTFOLIO
                           TARGET MULTI-CAP 100 PORTFOLIO
                           ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Separate Accounts:         The Portfolios are each a series of the
                           Access Variable Insurance Trust. The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Shares are not offered to the general public.


                           This Prospectus includes important information about the Portfolios that you should know before investing. You should read this Prospectus and keep it for future reference. You should also read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. That prospectus contains information about the contract or policy, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.


                           Although Access Variable Insurance Trust Portfolios have the same or similar investment objectives and strategies as similarly named publicly available funds advised by the sub-advisers, Access Variable Insurance Trust Portfolios are:


                                o not the same funds as those also advised by the sub-advisors; o are smaller than the funds advised by the sub-advisers; and o have different performance,fees and expenses.

                        WELLS S&P REIT INDEXSM PORTFOLIO

OBJECTIVE

     This Portfolio seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite IndexSM (the "S&P REIT Index").

PRINCIPAL INVESTMENT STRATEGIES

     Investments. Normally, at least 95% of the Portfolio's total assets are invested in the stocks included in the S&P REIT Index. A real estate investment trust ("REIT") is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. The Portfolio will invest in stocks represented in the S&P REIT Index, in proportions substantially similar to the Index. The Portfolio is normally invested in all of the stocks that comprise the S&P REIT Index, except when changes are made to the Index itself.

     Target Index. The S&P REIT Index is made up of approximately 100 stocks that constitute a representative sample of all publicly traded REITs. A REIT must be traded on a major U.S. stock exchange in order to be included in the S&P REIT Index. As of December 31, 2002, 100 REITs were included in the Index. S&P REIT IndexSM is a service mark of Standard & Poor's Corporation. Standard & Poor's Corporation has no relationship to the Access Variable Insurance Trust, other than the licensing of the service mark for use in connection with the Portfolio's materials. Standard & Poor's Company does not sponsor, endorse, sell or promote any of the Portfolios of the Access Variable Insurance Trust.

         Allocation and Security Selection. The Portfolio is an "index fund." The Portfolio is not actively managed by a sub-adviser that buys and sells securities based on research and analysis. Instead, it is "passively managed," where the sub-adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and relative performance predictability (an index fund is expected to move in the same direction -- up or down -- as its target index).

PRIMARY RISKS


o Market Risk. Overall stock market risks may affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets (including REITs) and could cause the Portfolio's share price to fall.
o Real Estate Industry Risk. REITS are subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. Properties owned by a REIT may decline in value due to overbuilding, environmental problems, or local economic conditions. When REIT profits, revenues, or the value of real estate owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Some REITs are not diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon their management teams and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Therefore, the Portfolio's performance may fluctuate accordingly.
o Interest Rate Risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of the Portfolio will generally decline when investors anticipate or experience rising interest rates.
o Investment Competition Risk. REITs compete with other investment opportunities (for example, general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Portfolio's share price may decline in value.
o Industry Concentration Risk. The Portfolio concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects some of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses...................................................11.54%
Total Annual Portfolio Operating Expenses.................................12.79%
Expense Reimbursement1....................................................11.34%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 year             3 years          5 years           10 years
         ------            -------          -------           --------
         $148               $2,594           $4,674            $8,612

                      SHEPHERD OPPORTUNITY GROWTH PORTFOLIO

OBJECTIVE

         This Portfolio seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio may invest up to 100% of its assets in common stocks, fixed income securities, in cash or cash equivalents, or in any combination thereof. The Portfolio's sub-adviser allocates the Portfolio's assets among stocks and fixed income securities based on the sub-adviser's assessment of which investments offer the best opportunity for growth of capital. The sub-adviser may invest all or a portion of the Portfolio in cash or cash equivalents if the sub-adviser believes that the market does not present good opportunities for growth.

     When purchasing common stock, the Portfolio invests primarily in "growth" companies. The sub-adviser defines a growth company as one that, at the time of purchase, has a market capitalization equal to or greater than $1 billion and whose price appreciation is outperforming the S&P 500 Index. The sub-adviser uses technical analysis to identify sectors and companies that the sub-adviser believes have superior prospects for growth. The sectors in which the Portfolio will be over-weighted will vary according to the sub-adviser's assessment of market conditions. The sub-adviser uses fundamental analysis to identify companies exhibiting high return on equity, high cash flow per share growth and high earnings per share growth relative to the S&P 500 Index. When purchasing fixed income securities, the sub-adviser selects corporate bonds or U.S. Treasury securities, based on the sub-adviser's assessment of the expected prospects for growth of such securities. The Portfolio may invest in the market directly, by purchasing stocks and fixed income securities, or indirectly, by purchasing exchange traded products such as iShares.

     The Portfolio may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The sub-adviser may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements. The sub-adviser will engage in active trading of the Portfolio's securities as a result of its overall strategy.

     "Values-based" Investing. The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American conservative values. To that end, the Portfolio's sub-adviser uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values, while avoiding companies that affront the values of socially conservative investors.

     Investments are selected on the basis of their ability to contribute to the dual goals of financial soundness and social criteria. Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social screening criteria. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the sub-adviser.

     Allocation and Security Selection. The Portfolio may sell a security when
(1) the sub-adviser believes that (1) the company's financial fundamentals or prospects for growth have deteriorated; (2) there has been a change in the company's business model; (3) the sub-advisor has identified a better investment opportunity; (4) the sub-adviser believes the market environment has changed; or
(5) the sub-adviser believes an alternative security selection enhances the risk management of the Portfolio. The Portfolio may also sell a security if the issuing company engages in activities that are inconsistent with the sub-adviser's social screening criteria.

PRIMARY RISKS

o Management Risk. The principal risk of investing in the Portfolio is that the sub-adviser's investment strategy will not be successful. The sectors and individual companies selected by the sub-adviser may not outperform the S&P 500 Index.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the sub-adviser believes is representative of its full value or that it may even go down in price.
o Sector Risk. Another area of risk involves the potential focus of the Portfolio's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Portfolio invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Portfolio's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest more heavily in will vary.
o        Option Risks. The Portfolio may terminate an option it has purchased by selling it, allowing it to expire, or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid (plus related transaction costs). When the Portfolio sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security or index beyond the exercise price (plus the premium received). When the Portfolio sells put options, the Portfolio receives the option premium, but will lose money if a decrease in the value of the underlying security or index causes the Portfolio's costs to cover its obligations upon exercise to increase to a level higher than the
         option  premium  the  Portfolio  received.   The  Portfolio  may  also
         terminate a position in an option it has sold by buying it back in the open market prior to expiration. The Portfolio will lose money if the cost to buy back the option position is higher than the premiums originally received, due to a rise in the price of the underlying security or index, in the case of calls, or a decline in the price of the underlying security or index, in the case of puts. Increases in the volatility of the underlying security can also cause the price of the options to increase, thus increasing the Portfolio's cost to cover its obligation.
o Fixed Income Risk. To the extent the Portfolio invests in fixed income securities, the Portfolio is subject to interest rate risk, duration risk and credit risk:
         o Interest rate risk. The value of your investment may decrease when interest rates rise.
         o Duration risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
         o Credit risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
o Higher Expenses. The Portfolio will indirectly bear its proportionate share of any fees and expenses paid by the exchange traded funds in which it invests in addition to the fees and expenses payable directly by the Portfolio. Therefore, the Portfolio will incur higher expenses, many of which may be duplicative.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
     Management Fees.......................................................1.00%
     Distribution (12b-1) Fees.............................................0.25%
     Other Expenses1.......................................................0.45%
Total Annual Portfolio Operating Expenses..................................1.70%
Expense Reimbursement2 ....................................................0.25%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148                 $511


                         POTOMAC DOW 30SM PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM (Dow).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Dow. The Portfolio also may invest in DIAMONDS, which are exchange traded funds based on the Dow. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Dow. In addition, the Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

     Target Index. The Dow consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial AverageSM, DJIASM, and Dow 30SM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Access Variable Insurance Trust, other than the licensing of those service marks for use in connection with the Portfolio's materials. Dow Jones does not sponsor, endorse, sell or promote any of the Portfolios of the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Dow. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful and, as a result, the Portfolio's performance may not correspond to 125% of the Dow's performance. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o         Risks  of  Aggressive  Investment  Techniques.  The  Portfolio  uses
          investment  techniques  that  may  be  considered  aggressive.   Risks
          associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o         Leverage Risk. The Portfolio employs leveraged investment techniques.
          Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ..................N/A
         Maximum Deferred Sales Charge (Load)...............................N/A
         Redemption Fee.....................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................2.26%
Total Annual Portfolio Operating Expenses..................................3.51%
Expense Reimbursement1.....................................................2.06%
Net Expenses...............................................................1.45%


1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
         $148               $885             $1,645            $3,646



                           POTOMAC OTC PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Nasdaq 100 Index. The Portfolio may also invest in QQQs, which are exchange traded funds based on the Nasdaq 100 Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Nasdaq 100 Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

     Target Index. The Nasdaq 100 Index(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the Nasdaq 100 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o         Risks  of  Aggressive  Investment  Techniques.  The  Portfolio  uses
          investment  techniques  that  may  be  considered  aggressive.   Risks
          associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o         Leverage Risk. The Portfolio employs leveraged investment techniques.
          Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

o Risks of Investing in Internet Companies. The Portfolio may invest a substantial portion of its assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Nasdaq 100 Index.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ..................N/A
         Maximum Deferred Sales Charge (Load)...............................N/A
         Redemption Fee.....................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................0.79%
Total Annual Portfolio Operating Expenses..................................2.04%
Expense Reimbursement1.....................................................0.59%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
          $148              $583             $1,044            $2,322

                         POTOMAC MID CAP PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Standard & Poor's 400 Mid Cap Index(TM) (S&P 400 Mid Cap Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the S&P 400 Mid Cap Index. The Portfolio may also invest in exchange traded funds (ETFs) based on the S&P 400 Mid Cap Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the S&P 400 Mid Cap Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the S&P 400 Mid Cap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 400 Mid Cap Index decline on a given day.


     Target Index. The S&P 400 Mid Cap Index(TM) consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. As of January 1, 2004, the weighted average market capitalization of the companies included in the S&P 400 Mid Cap Index was approximately $3.3 billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.


     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the S&P 400 Mid Cap Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS



o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the S&P 400 Mid Cap Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from
         current   estimates  or  the  historical   ratio   disclosed  in  this
         Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.
o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk
         that  the  counterparty  to  a  swap  agreement  may  default.   If  a
         counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o        Leverage Risk. The Portfolio employs leveraged investment techniques.
         Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.
o        Risk  of  Poor  Tracking.   Several  factors  may  affect  the
         Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.



PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
Expense Reimbursement2 ....................................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148              $490


                        POTOMAC SMALL CAP PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(R) Index (Russell 2000 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Russell 2000 Index. The Portfolio may also invest in exchange traded funds (ETFs) based on the Russell 2000 Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Russell 2000 Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.


     Target Index. The Russell 2000 Index(R) is comprised of the smallest 2000 companies in the Russell 3000 Index. As of January 1, 2004, the weighted average market capitalization of the companies included in the Russell 2000 was approximately $0.9 billion. This compares to an average of $74 billion for the Russell 3000. The smallest 2000 companies represent approximately 9% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Russell 2000 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the Russell 2000 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o         Small   Company  Risk.   Investing  in  the   securities  of  small
          capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index and the Portfolio.
o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

o         Leverage Risk. The Portfolio employs leveraged investment techniques.
          Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in
          achieving  its  targeted  return  due  to  high  portfolio   turnover,
          transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
Expense Reimbursement2 ....................................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 year            3 years
         ------            -------
         $148              $490

                           POTOMAC OTC/SHORT PORTFOLIO

OBJECTIVE

         The Portfolio seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily takes short positions in the securities of the companies that comprise the Nasdaq 100 Index. The Portfolio may also take short positions in QQQs, which are exchange traded funds based on the Nasdaq 100 Index. This allows the Portfolio to take short positions in a basket of securities consisting of all of the stocks of the Nasdaq 100 Index. The Portfolio also enters into stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index on a given day. Conversely, the net asset value of shares of the Portfolio should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index on a given day.


     Short Positions. Short selling means the Portfolio sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender. If the price of the security declines before the Portfolio buys it, the Portfolio profits. If the price of the security increases before the Portfolio buys it, the Portfolio loses money.

     Target Index. The Nasdaq 100 Index(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the Nasdaq 100 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such inverse correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS


o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not inversely correspond (opposite) to the performance of the Nasdaq 100 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o Internet Company Risk. The Nasdaq 100 Index includes the securities of Internet companies. The market prices of Internet stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden buying and dramatically increase market prices. This volatility may negatively impact the performance of the Portfolio.
o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index. The Portfolio engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Portfolio's return, and may result in higher taxes.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.
o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Inverse Correlation Risk. The Portfolio is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because the Portfolio seeks daily returns inverse to its target index, the difference between a Portfolio's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1,2.................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement3 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 When a cash dividend is declared on a security in which the Portfolio has a short position, the Portfolio must pay an amount equal to that dividend to the purchaser of the shorted security. SEC regulations require that this payment be disclosed as a Portfolio expense. The Portfolio estimates that it will incur no dividend expenses on securities sold short because the Portfolio's adviser intends to avoid holding a short position at the time the shorted security will pay a dividend.
3 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148              $490

                        POTOMAC SMALL CAP/SHORT PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000(R) Index (Russell 2000 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily takes short positions in instruments designed to provide exposure to Russell 2000 Index, including stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. The Portfolio may also take short positions in exchange traded funds (ETFs) based on the Russell 2000 Index. This allows the Portfolio to take short positions in a basket of securities consisting of all of the stocks of the Russell 2000 Index. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index on a given day. Conversely, the net asset value of shares of the Portfolio should decrease in direct proportion to any increase in the level of the Russell 2000 Index on a given day.

     The Portfolio, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that correspond inversely correspond to the performance of an index that tracks the stocks of small capitalization companies, which includes investments in securities of companies that comprise such index, ETFs based on such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.


     Short Positions. Short selling means the Portfolio sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender. If the price of the security declines before the Portfolio buys it, the Portfolio profits. If the price of the security increases before the Portfolio buys it, the Portfolio loses money.

     Target Index. The Russell 2000 Index(R) is comprised of the smallest 2000 companies in the Russell 3000 Index. As of January 1, 2004, the weighted average market capitalization of the companies included in the Russell 2000 was approximately $0.9 billion. This compares to an average of $74 billion for the Russell 3000. The smallest 2000 companies represent approximately 9% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.


     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the Russell 2000 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such inverse correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not inversely correspond (opposite) to the performance of the Russell 2000 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o Small Company Risk. The Russell Index includes the securities of small capitalization companies. The market prices of small capitalization stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden buying and dramatically increase market prices. This volatility may negatively impact the performance of the Portfolio.
o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index. The Portfolio engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Portfolio's return, and may result in higher taxes.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.
o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Inverse Correlation Risk. The Portfolio is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because the Portfolio seeks daily returns inverse to its target index, the difference between a Portfolio's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1,2.................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement3 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 When a cash dividend is declared on a security in which the Portfolio has a short position, the Portfolio must pay an amount equal to that dividend to the purchaser of the shorted security. SEC regulations require that this payment be disclosed as a Portfolio expense. The Portfolio estimates that it will incur no dividend expenses on securities sold short because the Portfolio's adviser intends to avoid holding a short position at the time the shorted security will pay a dividend.
3 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148              $490

                          POTOMAC U.S./SHORT PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that inversely correspond (opposite) to the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily takes short positions in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Portfolio to take short positions in a basket of securities consisting of all of the stocks of the S&P 500 Index. The Portfolio also enters into stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares of the Portfolio should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.


     Short Positions. Short selling means the Portfolio sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender. If the price of the security declines before the Portfolio buys it, the Portfolio profits. If the price of the security increases before the Portfolio buys it, the Portfolio loses money.


     Target Index. The S&P 500 Index(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the S&P 500 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such inverse correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not inversely correspond (opposite) to the performance of the Nasdaq 100 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.
o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index. The Portfolio engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Portfolio's return, and may result in higher taxes.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

o         Swap Agreement  Risks. The Portfolio may enter into swap agreements.
          The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.
o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.
o Inverse Correlation Risk. The Portfolio is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because the Portfolio seeks daily returns inverse to its target index, the difference between a Portfolio's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other1,2 .........................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement3 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 When a cash dividend is declared on a security in which the Portfolio has a short position, the Portfolio must pay an amount equal to that dividend to the purchaser of the shorted security. SEC regulations require that this payment be disclosed as a Portfolio expense. The Portfolio estimates that it will incur no dividend expenses on securities sold short because the Portfolio's adviser intends to avoid holding a short position at the time the shorted security will pay a dividend.
3 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148              $490


                         TARGET MULTI-CAP 100 PORTFOLIO

OBJECTIVE

The Portfolio seeks to provide above-average total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio seeks to achieve its objective by investing in the common stocks of certain companies that the sub-adviser identifies by applying a model
       based on five specialized strategies: the Dowsm Target 10 Strategy, the
S&P Target 10 Strategy, the Global Target 15 Strategy, the Target 25 Strategy and the Target Small-Cap Strategy. The Portfolio will invest approximately equal amounts in each of the five strategies, as of the Stock Selection Date. Under normal circumstances, the Portfolio invests at least 80% of its net assets in accordance with this investment strategy.


     The companies are selected by the sub-adviser pursuant to each strategy only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within five (5) business days immediately following each Stock Selection Date and when cash flow activity occurs in the Portfolio.


     The Dowsm10 Strategy. The Dow Target 10 Strategy invests in the common stock of ten companies included in the Dow Jones Industrial Average ("DJIA"), selected as follows:

     |X| the sub-adviser determines the dividend yield on each common stock in the DJIA on or about the business day before the Stock Selection Date;

     |X| the sub-adviser allocates approximately equal amounts of the Dow Target
         10 Strategy to the ten companies in the DJIA that have the highest dividend yield.

     The S&P Target 10 Strategy. The S&P Target 10 Strategy invests in common stocks of ten companies included in the Standard & Poor's 500 Index ("S&P 500 Index"), selected as follows:


     |X| first, the sub-adviser ranks the companies in the S&P 500 Index by market capitalization;

     |X| the sub-adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     |X| out of those companies, the sub-adviser selects the half with the lowest price to sales ratio;

     |X| out of those companies, the sub-adviser selects the 10 common stocks with the greatest one-year price appreciation;

     |X| the sub-adviser allocates approximately equal amounts of the S&P Target
         10 Strategy to the selected 10 common stocks.


     The Global Target 15 Strategy. The Global Target 15 Strategy invests in the common stock of fifteen companies included in the DJIA, the Financial Times Ordinary Share Index (the "FT Index") and the Hang Seng Index, selected as follows:

     |X| the sub-adviser determines the dividend yield on each common stock in the DJIA, the FT Index and the Hang Seng Index;

     |X| the sub-adviser determines the ten companies in each of the DJIA, the FT Index and the Hand Seng Index that have the highest dividend yield in the respective index;

     |X| out of those companies, the sub-adviser allocates approximately equal amounts of the Global Target 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

     The Target 25 Strategy. The Target 25 Strategy invests in the common stocks of 25 companies listed on the New York Stock Exchange, selected as follows:

     |X| first, the sub-adviser selects all the dividend-paying common stocks listed on the New York Stock Exchange (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, any stock included in the DJIA);

     |X| those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

     |X| those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

     |X| from the 75 selected stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

     |X| the sub-adviser allocates approximately equal amounts of the Target 25 Strategy to the 25 common stocks selected for the portfolio.

     The Target Small-Cap Strategy. The Target Small-Cap Strategy invests in 40 common stocks, selected as follows:

     |X| first, the sub-adviser selects all U.S. registered corporations the common stocks of which trade on the NYSE, American Stock Exchange or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     |X| from those companies, the sub-adviser then selects only those companies whose stocks have a market capitalization of between $150 million and $1 billion and whose stocks have an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);


     |X| out of those companies, the sub-adviser selects only the stocks of companies with positive three-year sales growth;

     |X| next, out of those companies, the sub-adviser selects only the stocks of companies whose most recent annual earnings are positive;


     |X| the sub-adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     |X| from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months;

     |X| the Target Small-Cap Strategy purchases the selected 40 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

     For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the common stocks selected as of the Stock Selection Date. Between Stock Selection Dates, when cash inflows and outflows require, the Portfolio purchases and sells common stocks of the selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date. The percentage relationship among the number of shares of each of the stocks in the Portfolio should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout out the year, the value of the stock of each of the companies owned by the Portfolio, as compared to the total assets of the Portfolio, will fluctuated during the year, above and below the proportions established on the previous Stock Selection Date.

     Certain provisions of the Investment Company Act of 1940 limit the ability of a Portfolio to invest more than 5% of the Portfolio's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The sub-adviser may depart from the Portfolio's investment strategy to the extent necessary to maintain compliance with these requirements.

     In selecting the securities to be purchased by the Portfolio, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition that will result in shareholders receiving stock in another entity in exchange for their investment in the company and that is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are re-applied to select the stock of another company in place of any company so excluded. The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, and indexed securities, for hedging and risk management.

     The sub-adviser may enter into forward contracts to manage the Portfolio's exposure to changes in foreign currencies associated with the purchase or sale of such stocks. This strategy seeks to minimize the effect of currency appreciation as well depreciation, but does not protect against a decline in the underlying value of the hedged security. In addition, this strategy may reduce or eliminate the opportunity to profit from increases in the value of the currency in which the Portfolio's investment is denominated and may adversely impact the Portfolio's performance if the sub-adviser's projection of future exchange rates is inaccurate.

PRIMARY RISKS

o Management Risk. The principal risk of investing in the Portfolio is that the sub-adviser's investment strategy will not be successful. The Portfolio's strategy of investing in companies according to criteria determined on a Stock Selection Date prevents the Portfolio from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Portfolio to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Portfolio from taking advantage of opportunities available to other funds.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o         Company Risk.  The price of an  individual  stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the sub-adviser believes is representative of its full value or that it may even go down in price.
o Foreign Investing Risk. Because the Portfolio invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. In particular, because the Portfolio is invested in the securities of United Kingdom and Hong Kong issuers, any economic development that negatively affects the United Kingdom or Hong Kong may have an adverse effect on issuers contained in the Portfolio. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Portfolio's performance to fluctuate more than if it held only U.S. securities.
o Currency Risk. The value of the Portfolio's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Portfolio's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
o         Small   Company  Risk.   Investing  in  the   securities  of  small
          capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Portfolio.
o Risk of Poor Tracking It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Portfolio to be 100% invested in the prescribed mix of securities at any time. To the extent that the Portfolio is not fully invested, the interests of the shareholders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by the Portfolio will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities selected for the Portfolio.
o Concentration Risk. The portfolio may concentrate in the securities of a particular industry if the Portfolio's investment strategy selects such securities. A concentration makes the Portfolio more susceptible to any single occurrence affecting the industry or sector and may subject the Portfolio to greater market risk.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
o Risks of Aggressive Investment Techniques Investments in derivative instruments involve special risks. In order to realize the desired results from the investment, the Portfolio's sub-adviser must correctly predict price movements of the underlying asset during the life of the derivative. If the sub-adviser is incorrect in its predictions of such price movements, the Portfolio may achieve a result less favorable than if the derivative investment had not been made. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Portfolio depending on the nature and extent of the derivatives in the Portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Portfolio's portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

DESCRIPTION OF INDICIES. The Portfolio consists of the common stocks of companies included in various indices. Except for licensing the service marks of Dow Jones and Standard & Poor's, the publishers of the indices have not granted the Access Variable Insurance Trust or the investment adviser or sub-adviser a license to use their respective indices. The Portfolio is not designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that its investment return will not parallel or correlate with such movements. The publishers of the indices do not sponsor, endorse, sell or provide any of the Portfolios of the Access Variable Insurance Trust. A description of certain of the indices is provided below:

The Dow Jones Industrial Averagesm. The Dow consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial AverageSM, DJIASM, and Dow 30SM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Access Variable Insurance Trust, other than the licensing of those service marks for use in connection with the Portfolio's materials. Dow Jones does not sponsor, endorse, sell or promote any of the Portfolios of the Access Variable Insurance Trust.

The Financial Times Industrial Ordinary Share Index. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

The Standard & Poor's 500 Index. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.45%
Total Annual Portfolio Operating Expenses..................................1.70%
Expense Reimbursement2 ....................................................0.25%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005.



Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 year            3 years
         ------            -------
         $148              $511



                             PMFM MANAGED PORTFOLIO


OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its objective, the Portfolio invests primarily in exchange-traded funds ("ETFs") and in cash or cash equivalent positions ("Cash Positions"). The Portfolio's sub-adviser allocates the Portfolio's assets primarily among different ETFs and Cash Positions using a proprietary, quantitatively driven asset allocation model. The sub-adviser uses its model to determine a weighted average score for "market risk" based on a combination of factors selected by the sub-adviser, such as technical and fundamental indicators. Example of technical and fundamental indicators that the sub-adviser examines include: market breadth; trend line; interest rates; and relative strength.


     Based on its asset allocation model, the sub-adviser seeks to purchase and sell shares of different index-based ETFs, sector-based ETFs, fixed-income ETFs and Cash Positions that the sub-adviser believes are best positioned to participate in market gains during rising markets or to protect the Portfolio during declining markets.


     The Portfolio may invest in all types of ETFs, such as index based ETFs, sector based ETFs and fixed income ETFs. The Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Portfolio (together with affiliated investment companies) may not purchase more than 3% of an ETF's outstanding shares. In cases where these legal limits prevent the Portfolio from buying a particular ETF, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Index Funds"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). The Portfolio may also invest in Index Funds or Stock Baskets when the sub-adviser believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolio may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

     While the Portfolio's primary focus is allocation of its assets among ETFs and Cash Positions, the Portfolio has the flexibility to invest in equity securities and other types of securities when the sub-adviser believes they offer more attractive opportunities. Accordingly, the Portfolio may hold positions in common stocks of domestic and foreign companies and corporate and/or government bonds from time to time.

PRIMARY RISKS

o Management Risk. The principal risk of investing in the Portfolio is that the sub-adviser's investment strategy will not be successful. The sub-adviser's judgments about the attractiveness, value and potential appreciation of particular ETFs or other investments in which the Portfolio invests may prove to be incorrect and there is no guarantee that the sub-adviser's judgment will produce the desired results. In addition, the Portfolio may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Portfolio's value may be adversely affected.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.
o Sector Risks. Another area of risk involves the potential focus of the Portfolio's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Portfolio invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Portfolio's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest more heavily will vary.


o Fixed Income Risks. There are risks associated with the potential investment of the Portfolio's assets in fixed income ETFs, which include credit risk, interest risk, maturity risk and investment-grade securities risk. These risks could affect the value of a particular ETF's shares possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than investment in other types of ETFs. Additional information about fixed income risks can be found in the Portfolio's Statement of Additional Information.
o Foreign Investing Risk. Because the Portfolio may invest in ETFs that hold foreign stocks or bonds, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning ETFs that hold foreign securities could cause the Portfolio's performance to fluctuate more than if it held only U.S. securities.
o "Fund of Funds" Structure, Limitations and Expenses Risks. The Portfolio is a "fund of funds." The term "fund of funds" is typically used to describe an investment company, such as the Portfolio, whose principal investment strategy involves investing in other investment companies, such as ETFs and Index Funds. Under the Investment Company Act of 1940, as amended ("1940 Act"), the Portfolio may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Portfolio and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock. This prohibition may prevent the Portfolio from allocating its investments in the manner its sub-adviser considers optimal, or cause the Sub-adviser to select Index Funds or Stock Baskets as alternatives to the investment the sub-adviser considers optimal. Your cost of investing in the Portfolio will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. The Portfolio is best suited for long-term investors.
o Tracking Risks. Investment in the Portfolio should be made with the understanding that the ETFs and other index investment companies in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other investment companies in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or investment companies may, from time to time, temporarily be unavailable, which may further impede the ETFs' and investment companies' ability to track their applicable indices.
o ETF Net Asset Value and Market Price. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.


PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.45%
Total Annual Portfolio Operating Expenses..................................1.70%
Expense Reimbursement2 ....................................................0.25%
Net Expenses3..............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year. 2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.
3 In addition to the fees and expenses of the Portfolio, owners will indirectly pay the fees and expenses of the other investment companies in which the Portfolio invests.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148              $511


                  ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO

OBJECTIVE

     This Portfolio seeks to provide security of principal, current income and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio seeks to achieve its objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the sub-adviser to present minimal credit risk. The Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. The Portfolio attempts to keep its share price stable by maintaining an average dollar-weighted maturity of 90 days or less. Securities purchased by the Portfolio generally have remaining maturities of 397 days or less, although some securities may bear longer final maturities.

PRIMARY RISKS

     An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


o Interest Rate Risk. A money market fund's yield changes as current interest rates change. When interest rates are low, the Portfolio's yield (and total return) will also be low.
o Default Risk. The issuer of a security in the Portfolio may default on its payment obligation, which could cause the Portfolio's share price or yield to fall. The Portfolio could also be negatively affected if investors lose confidence in the issuer's ability to pay back its debt.
o Government Risk. While the risk of default is generally considered remote for any securities guaranteed by the U.S. government, not all of the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them. In addition, any guarantees on securities that the Portfolio owns do not extend to the shares of the Portfolio themselves.
o Inflation Risk. The value of your investment could be eroded over time by the effects of inflation.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................0.49%
Total Annual Portfolio Operating Expenses..................................1.74%
Expense Reimbursement1.....................................................0.29%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
         $148              $520             $917              $2,028


MANAGEMENT


     About the Adviser
     Access Fund Management, LLC ("Access"), a Florida limited liability company, serves as the Portfolios' investment adviser. Access was formed on December 31, 2002 and is located at 28050 US HWY 19 N, Suite 301, Clearwater, Florida 33761. For its services, Access receives an annual fee from each Portfolio equal to 1.00% of its average annual daily net assets. Access (and each sub-adviser) may pay certain financial institutions (which may include banks, brokers, insurance companies, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Portfolio shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. After fee waivers, Access received fees from the Portfolios, as a percent of average daily net assets, for the fiscal period ended December 31, 2003 as follows: Potomac OTC Plus Portfolio, 0.41%; Access U.S. Government Money Market Portfolio, 0.22%; Wells S&P REIT Index Portfolio, 0.00%; and Potomac Dow 30 Plus Portfolio, 0.00%. The other Portfolios had not commenced operations as of December 31, 2003.

     About the Sub-Advisers
     Wells S&P REIT Index Portfolio. Wells Asset Management, Inc. ("Wells"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, serves as sub-adviser to the Wells S&P REIT Index Portfolio. Wells was established in 1997 and provides investment management services to a broad range of clients including other investment companies. For its services as sub-adviser, Wells receives an annual fee from Access equal to 0.40% of the Portfolio's average daily net assets. After fee waivers, Wells received no fees from Access for the period ended December 31, 2003.

     Wells has retained PADCO Advisors, Inc., d/b/a Rydex Global Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland manage the Portfolio's investments. Rydex has been managing investments for institutional investors since 1993, and has approximately 9 years of experience managing mutual fund portfolios that correlate to an index. An investment committee of Rydex is responsible for the day-to-day management of the Portfolio. For its services to the Portfolio and the Wells S&P Index Fund, a series of the Wells Family of Real Estate Funds, Rydex receives an annual fee from Wells equal to 0.20% of the combined average daily net assets of the Portfolio and the Wells S&P Index Fund, up to $100,000,000, 0.15% of such assets from $100,000,000 to $500,000,000 and 0.10% of such assets in excess of $500,000,000.

     Shepherd Opportunity Growth Portfolio. Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell"), 1630 Duke Street, Suite 200 Alexandria, Virginia 22314, serves as sub-adviser to the Shepherd Opportunity Growth Portfolio. Ney, Parnell also serves as investment adviser to certain private accounts, managing approximately $300 million of investments for private investors and institutions throughout the United States. Paul G. Dietrich is responsible for the day-to-day management of the Portfolio. Mr. Dietrich has served as the President and Chief Investment Officer of Nye, Parnell since 1999, and the President of Eton Court Asset Management, Ltd. (Nye, Parnell's holding company) since 1989. For its services as sub-adviser, Nye, Parnell receives an annual fee from Access equal to 0.40% of the Portfolio's average daily net assets. After fee waivers, Nye, Parnell received no fees for the period ended December 31, 2003.

     Potomac Portfolios and Access U.S. Government Money Market Portfolio. Rafferty Asset Management, LLC ("Rafferty"), 500 Fifth Avenue, Suite 415, New York, New York 10110, serves as sub-adviser to the Potomac Portfolios and the Access U.S. Government Money Market Portfolio. Rafferty has been managing mutual funds since June 1997. An investment committee of Rafferty is responsible for the day-to-day management of the Portfolios. For its services as sub-adviser, Rafferty receives an annual fee from Access equal to 0.40% of the applicable Portfolio's average daily net assets. After fee waivers, Rafferty received no fees from Access for the period ended December 31, 2003.

     Target Multi-Cap 100 Portfolio. First Trust Advisors L.P., 10001 Warrenville Road, Suite 300, Lisle, Illinois, serves as sub-adviser to the Target Multi-Cap 100 Portfolio. First Trust serves as adviser or sub-adviser for over 35 open-end and closed-end fund portfolios and is also the portfolio supervisor of unit investment trusts sponsored by First Trust Portfolios L.P., formerly Nike Securities L.P. ("FTP"), some of which are substantially similar to the strategies contained in the Portfolio. An investment committee of First Trust is responsible for the day-to-day management of the Portfolio. For its services as sub-adviser, First Trust receives an annual fee from Access equal to 0.40% of the Portfolio's average daily net assets.

     PMFM Managed Portfolio. PMFM, Inc., 1551 Jennings Mill Road, Suite 2400A, Bogart, Georgia 30622, serves as sub-adviser to the PMFM Managed Portfolio. The executives and members of the advisory staff of PMFM have experience managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1991. As of December 2003, PMFM had approximately $445 million in assets under management. An investment committee of PMFM is responsible for the day-to-day management of the Portfolio. For its services as sub-adviser, PMFM receives an annual fee from Access equal to 0.40% of the applicable Portfolio's average daily net assets.

ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS

     Information Applicable to All Portfolios

     Change of Investment Objective. The investment objective of a Portfolio may be changed without shareholder approval.


     New Adviser. The adviser, Access Fund Management, LLC, is a recently formed corporation and has limited experience managing mutual funds.


     Information  Applicable  to All  Portfolios  (except the Money  Market
          Portfolio)


     Temporary Defensive Positions. From time to time, the Shepherd Opportunity Growth Portfolio, the Target Multi-Cap 100 Portfolio and the PMFM Managed Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, each of these Portfolios may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Portfolio invests in shares of another mutual fund, the shareholders of the Portfolio generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Portfolio may not achieve its investment objective. Each of these Portfolio may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. The PMFM Managed Portfolio may also invest in such instruments as part of its investment strategy.


     It is the policy of each of the Wells S&P REIT Index Portfolio and the Potomac Portfolios to pursue its investment objective regardless of market conditions and not to take defensive positions. None of these Portfolios will adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for any of these Portfolios to achieve its investment objective any time its assets are below $2 million, the sub-adviser may invest the assets of the Portfolios in money market instruments, securities of other no-load mutual funds or repurchase agreements until the level of net assets is sufficient to permit investment in the desired investments. Any of the Portfolios may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Portfolio may not achieve its investment objective during these periods.

     Other Investment Companies. The Portfolios may invest in other investment companies and index products, including exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (commonly referred to as SPDRs), DIAMONDS, iShares and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQ). SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the American Stock Exchange ("AMEX"). QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 and whose shares trade on the AMEX. The iShare products own the stocks in various sector indexes, such as the Morgan Stanley Corporate 100 Bond Index. A Portfolio will indirectly bear its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses payable directly by the Portfolio. Therefore, the Portfolio will incur higher expenses, many of which may be duplicative.


     Risks  Applicable  only to the Potomac  Portfolios,  the Shepherd  Balanced
         Growth Portfolio, and the PMFM Managed Portfolio


     High Portfolio Turnover. The annual portfolio turnover rate is the number of times a Portfolio's securities are replaced in a period of one year. Increased turnover necessarily results in correspondingly higher brokerage costs and other transaction costs that the Portfolio must pay, and may result in accelerated realization of capital gains for federal income tax purposes. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance. In addition, large movements of assets into and out of the Portfolio may negatively impact its abilities to achieve its investment objectives or its level of operating expenses.

     Information Applicable only to the REIT Index Portfolio

     About REITs. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

     Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

     Tracking the Index. Under normal market conditions, at least 95% of the Portfolio's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Portfolio's assets invested in each stock held in the Portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Portfolio invests approximately 2% of its assets in the stock. The Portfolio will normally be invested in all of the stocks that comprise the S&P REIT Index, except when changes are made to the Index itself. The sub-adviser monitors daily the composition of the Index and makes adjustments to the Portfolio as necessary in order to correlate with the Index.

     The Portfolio will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Portfolio consistently fails to achieve its targeted correlation, the Portfolio will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

OTHER INFORMATION

     Purchase and Redemption of Shares


     As described earlier in this prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of participating life insurance companies. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales and other charges may apply to the policies or annuity contracts, as described in the product prospectus.) As described earlier in the prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans. You and other purchasers of variable life or variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolios are credited to the shareholder's account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity or variable life contract. Redemptions are processed on any day on which the Portfolios are open for business.

     Shares are sold and redeemed at their current net asset value ("NAV") per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by a participating life insurance company, or qualified pension or retirement plan, in proper form.

     Due to differences in tax treatment and other considerations, the interests of different variable annuity and variable life contract owners may not always be the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.


     Valuation of Shares


     A Portfolio's NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on New York Stock Exchange on each day that the Portfolio and the New York Stock Exchange are open for business. The New York Stock Exchange and the Portfolios are open every day other than weekends, most Federal holidays and Good Friday. On occasion, the New York Stock Exchange will close before 4:00 P.M. Eastern Time. When that happens, the NAV will be calculated as of the time the New York Stock Exchange closes. The NAV is calculated by dividing the value of the Portfolio's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. For Portfolios that hold securities that trade primarily on foreign exchanges, the value of the Portfolio may change on days when shareholders are not able to purchase or redeem shares.

     The Portfolios' assets are generally valued at their market value. Short-term debt securities and money market securities are valued using the "amortized" cost method. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect at the time of valuation. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.


     Dividends and Distributions

     The Portfolios typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. These distributions are automatically reinvested in the applicable Portfolio unless you request cash distributions on your application or through a written request. The Access Money Market Portfolio expects that its distributions, if any, will consist primarily of income. The rest of the Portfolios expect that their distributions, if any, will consist primarily of capital gains.

     Taxes

     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

     Shares of each Portfolio are offered only to the separate accounts of participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the prospectus for the applicable policy or annuity contract.

     Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

     Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors.

     Distribution Plan

     Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan allows the Portfolio to pay distribution fees for the sale and distribution of its shares and allows the Portfolio to pay for services provided to shareholders. Shareholders of each Portfolio pay annual 12b-1 expenses of up to 0.25%. Because 12b-1 fees are paid out a Portfolio's assets on an ongoing basis, they will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.


     To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Trust in advance. The sub-advisers may allocate brokerage transactions in a manner that takes into account the sale of shares of the Portfolios, provided that the Portfolios receive brokerage services and commission rates comparable to those of other broker-dealers.

     No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios. This prospectus and the related SAI do not constitute an offer by the Portfolios to sell shares of Portfolios to or to buy shares of the Portfolios from any person to whom it is unlawful to make such offer.


     Brokerage Enhancement Plan

     The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan will use available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust will use recaptured commissions to pay for distribution expenses. The Portfolios do not incur any asset based or additional fees or charges under the Plan.

     Voting and Meetings


     If required by the SEC, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

     Access Variable Insurance Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment policies, or approve an investment advisory contract.

FINANCIAL  HIGHLIGHTS

The following table is intended to help you better understand a Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. Total return represents the rate you would have earned (or lost) on an investment in that Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report along with the financial statements, are included in the Access Variable Insurance Trust annual report, which is available upon request. Additional Portfolios are not included because they had not commenced operations as of December 13, 2003.

Access Variable Insurance Trust
Financial Highlights
For the period May 1, 2003 (a) through December 31, 2003.


                                                                                                                 Access U.S.
                                                            Wells S&P           Potomac           Potomac         Government
                                                          REIT IndexSM       Dow 30SM Plus       OTC Plus        Money Market
                                                            Portfolio          Portfolio         Portfolio        Portfolio
                                                         ----------------   -----------------   ------------   -----------------
Selected Per Share Data


Net asset value, beginning of period                     $          10.00   $           10.00   $      10.00   $            1.00
                                                         ----------------   -----------------   ------------   -----------------
Income from investment operations

  Net investment income (loss)                                       0.28               (0.05)         (0.08)               0.00
  Net realized and unrealized gain
    (loss)                                                           2.03                2.28           2.67                0.00
                                                         ----------------   -----------------   ------------   -----------------

Total from investment operations                                     2.31                2.23           2.59                0.00
                                                         ----------------   -----------------   ------------   -----------------
Less Distributions to shareholders:

  From net investment income                                        (0.10)               0.00           0.00                0.00

  From net realized gain                                            (0.11)              (0.14)         (0.22)               0.00
                                                         ----------------   -----------------   ------------   -----------------

Total distributions                                                 (0.21)              (0.14)         (0.22)               0.00
                                                         ----------------   -----------------   ------------   -----------------



Net asset value, end of period                           $          12.10   $           12.09   $      12.37   $            1.00
                                                         ================   =================   ============   =================

Total Return (b)                                                   23.12%              22.28%         25.92%               0.03%

Ratios and Supplemental Data
                                                          $         2,108   $           3,891   $     38,382   $          20,191
Net assets, end of period (000)

Ratio of expenses to average net assets (c)                         1.45%               1.45%          1.45%               0.96%
Ratio of expenses to average net
   assets before waiver & reimbursement (c)                        12.79%               3.51%          2.04%               1.74%
Ratio of net investment income to
   average net assets (c)                                           3.61%              (0.67)%       (1.01)%               0.00%
Ratio of net investment income to
   average net assets before waiver & reimbursement (c)           (7.73)%              (2.73)%       (1.60)%             (0.78)%
Portfolio turnover rate                                            31.19%                0.00%       538.10%               0.00%

(a) Commencement of operations.
(b) For periods of less than a full year, total return is not annualized. (c) Annualized

                                 PRIVACY POLICY

     The following is a description of the Portfolios' policies regarding disclosure of nonpublic personal information that you provide to a Portfolio or that a Portfolio collects from other sources. You should refer to the prospectus of the insurance company's separate account or your plan documents for a description of the policies regarding disclosure of your nonpublic personal information.

     Categories of Information the Portfolios Collect. Each Portfolio collects the following nonpublic personal information about you:

o Information the applicable Portfolio receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the applicable Portfolio, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Portfolios Discloses. The Portfolios do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Portfolios are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the applicable Portfolio's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Portfolios restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. Each Portfolio maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains detailed information on each Portfolio's policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Portfolios' performance results as of the Portfolios' latest semi-annual or annual fiscal year end.

     Call the Portfolios at 800-862-3863 to request free copies of the SAI and each Portfolio's annual and semi-annual reports, to request other information about the Portfolios and to make shareholder inquiries.

     You may review and copy information about the Portfolios (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Portfolios on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



















Investment Company Act #811-21312

                         ACCESS variable insurance trust

                                   May 1, 2004




PROSPECTUS

         Wells S&P REIT IndexSM Portfolio
         Potomac Dow 30SM Plus Portfolio
         Potomac OTC Plus Portfolio
         Potomac Mid Cap Plus Portfolio
         Potomac Small Cap Plus Portfolio
         Potomac U.S./Short Portfolio
         Access U.S. Government Money Market Portfolio



















         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


WELLS S&P REIT INDEXSM PORTFOLIO...............................................1
POTOMAC DOW 30SM PLUS PORTFOLIO................................................3
POTOMAC OTC PLUS PORTFOLIO.....................................................5
POTOMAC MID CAP PLUS PORTFOLIO.................................................8
POTOMAC SMALL CAP PLUS PORTFOLIO..............................................10
POTOMAC U.S./SHORT PORTFOLIO..................................................13
ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO.................................15
MANAGEMENT....................................................................17
ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS.............................18
OTHER INFORMATION.............................................................19
FINANCIAL HIGHLIGHTS..........................................................22
PRIVACY POLICY................................................................23
FOR MORE INFORMATION..........................................................24

The Portfolios:   WELLS S&P REIT INDEXSM PORTFOLIO
                           POTOMAC PORTFOLIOS
                                    Potomac Dow 30SM Plus Portfolio
                                    Potomac OTC Plus Portfolio
                                    Potomac Mid Cap Plus Portfolio
                                    Potomac Small Cap Plus Portfolio
                                    Potomac U.S./Short Portfolio
                           ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Separate Accounts: The Portfolios are each a series of the Access Variable Insurance Trust. The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Shares are not offered to the general public.

                           This Prospectus includes important information about the Portfolios that you should know before investing. You should read this Prospectus and keep it for future reference. You should also read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. That prospectus contains information about the contract or policy, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

                           Although Access Variable Insurance Trust Portfolios have the same or similar investment objectives and strategies as similarly named publicly available funds advised by the sub-advisers, Access Variable Insurance Trust Portfolios are:

o not the same funds as those also advised by the sub-advisors; o are smaller than the funds advised by the sub-advisers; and o have different performance, fees and expenses.

                        WELLS S&P REIT INDEXSM PORTFOLIO

OBJECTIVE

     This Portfolio seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite IndexSM (the "S&P REIT Index").

PRINCIPAL INVESTMENT STRATEGIES

     Investments. Normally, at least 95% of the Portfolio's total assets are invested in the stocks included in the S&P REIT Index. A real estate investment trust ("REIT") is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. The Portfolio will invest in stocks represented in the S&P REIT Index, in proportions substantially similar to the Index. The Portfolio is normally invested in all of the stocks that comprise the S&P REIT Index, except when changes are made to the Index itself.

     Target Index. The S&P REIT Index is made up of approximately 100 stocks that constitute a representative sample of all publicly traded REITs. A REIT must be traded on a major U.S. stock exchange in order to be included in the S&P REIT Index. As of December 31, 2002, 100 REITs were included in the Index. S&P REIT IndexSM is a service mark of Standard & Poor's Corporation. Standard & Poor's Corporation has no relationship to the Access Variable Insurance Trust, other than the licensing of the service mark for use in connection with the Portfolio's materials. Standard & Poor's Company does not sponsor, endorse, sell or promote any of the Portfolios of the Access Variable Insurance Trust.

     Allocation and Security Selection. The Portfolio is an "index fund." The Portfolio is not actively managed by a sub-adviser that buys and sells securities based on research and analysis. Instead, it is "passively managed," where the sub-adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and relative performance predictability (an index fund is expected to move in the same direction -- up or down -- as its target index).

PRIMARY RISKS

     o Market Risk. Overall stock market risks may affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets (including REITs) and could cause the Portfolio's share price to fall.

     o Real Estate Industry Risk. REITS are subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. Properties owned by a REIT may decline in value due to overbuilding, environmental problems, or local economic conditions. When REIT profits, revenues, or the value of real estate owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Some REITs are not diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon their management teams and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Therefore, the Portfolio's performance may fluctuate accordingly.

     o Interest Rate Risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of the Portfolio will generally decline when investors anticipate or experience rising interest rates.

     o Investment Competition Risk. REITs compete with other investment opportunities (for example, general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Portfolio's share price may decline in value.

     o    Industry   Concentration   Risk.   The  Portfolio   concentrates   its
          investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects some of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ..................N/A
         Maximum Deferred Sales Charge (Load)...............................N/A
         Redemption Fee.....................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees..................................................1.00%
         Distribution (12b-1) Fees........................................0.25%
         Other Expenses..................................................11.54%
Total Annual Portfolio Operating Expenses................................12.79%
         Expense Reimbursement1..........................................11.34%
Net Expenses..............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example:.This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
         $148               $2,594           $4,674            $8,612

                        POTOMAC DOW 30SM PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM (Dow).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Dow. The Portfolio also may invest in DIAMONDS, which are exchange traded funds based on the Dow. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Dow. In addition, the Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

     Target Index. The Dow consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial AverageSM, DJIASM, and Dow 30SM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Access Variable Insurance Trust, other than the licensing of those service marks for use in connection with the Portfolio's materials. Dow Jones does not sponsor, endorse, sell or promote any of the Portfolios of the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Dow. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

     o Management Risk. The sub-adviser's investment strategy may not be successful and, as a result, the Portfolio's performance may not correspond to 125% of the Dow's performance. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.

     o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

     o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

     o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

     o Leverage Risk. The Portfolio employs leveraged investment techniques. Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.

     o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.

     o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................2.26%
Total Annual Portfolio Operating Expenses..................................3.51%
         Expense Reimbursement1............................................2.06%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
         $148               $885             $1,645            $3,646


                           POTOMAC OTC PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Nasdaq 100 Index. The Portfolio may also invest in QQQs, which are exchange traded funds based on the Nasdaq 100 Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Nasdaq 100 Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

     Target Index. The Nasdaq 100 Index(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

     o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the Nasdaq 100 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.

     o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

     o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

     o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

     o Leverage Risk. The Portfolio employs leveraged investment techniques. Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.

     o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.

     o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

     o Risks of Investing in Internet Companies. The Portfolio may invest a substantial portion of its assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Nasdaq 100 Index.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................0.79%
Total Annual Portfolio Operating Expenses..................................2.04%
         Expense Reimbursement1............................................0.59%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example:.This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year           3 years          5 years           10 years
         ------            -------          -------           --------
         $148                $583            $1,044            $2,322

                         POTOMAC MID CAP PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Standard & Poor's 400 Mid Cap Index(TM) (S&P 400 Mid Cap Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the S&P 400 Mid Cap Index. The Portfolio may also invest in exchange traded funds (ETFs) based on the S&P 400 Mid Cap Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the S&P 400 Mid Cap Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the S&P 400 Mid Cap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 400 Mid Cap Index decline on a given day.

     Target Index. The S&P 400 Mid Cap Index(TM) consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. As of January 1, 2004, the weighted average market capitalization of the companies included in the S&P 400 Mid Cap Index was approximately $3.3 billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the S&P 400 Mid Cap Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

     o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the S&P 400 Mid Cap Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.

     o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

     o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

     o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

     o Leverage Risk. The Portfolio employs leveraged investment techniques. Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.

     o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.

     o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfoli assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement2 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year.

2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example:.This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
          $148              $490


                        POTOMAC SMALL CAP PLUS PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(R) Index (Russell 2000 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily invests directly in the securities of the companies that comprise the Russell 2000 Index. The Portfolio may also invest in exchange traded funds (ETFs) based on the Russell 2000 Index. This allows the Portfolio to invest in a basket of securities consisting of all of the stocks of the Russell 2000 Index. The Portfolio enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. Leveraging allows the sub-adviser to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Portfolio. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Portfolio should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.

     Target Index. The Russell 2000 Index(R) is comprised of the smallest 2000 companies in the Russell 3000 Index. As of January 1, 2004, the weighted average market capitalization of the companies included in the Russell 2000 was approximately $0.9 billion. This compares to an average of $74 billion for the Russell 3000. The smallest 2000 companies represent approximately 9% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Russell 2000 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

     o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not correspond to 125% of the Russell 2000 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.

     o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

     o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

     o Small Company Risk. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index and the Portfolio.

     o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

     o Leverage Risk. The Portfolio employs leveraged investment techniques. Use of leverage magnifies the effects of changes in the value of the Portfolio and makes it more volatile. The leveraged investment techniques that the Portfolio employs should cause investors in the Portfolio to lose more money in adverse environments.

     o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.

     o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1...................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement2 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year.

2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example:.This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148               $490

                          POTOMAC U.S./SHORT PORTFOLIO

OBJECTIVE

     The Portfolio seeks to provide investment returns that inversely correspond (opposite) to the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES

     Investments. The Portfolio primarily takes short positions in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Portfolio to take short positions in a basket of securities consisting of all of the stocks of the S&P 500 Index. The Portfolio also enters into stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Portfolio holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

     If the Portfolio is successful in meeting its objective, the net asset value of Portfolio shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares of the Portfolio should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

     Short Positions. Short selling means the Portfolio sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender. If the price of the security declines before the Portfolio buys it, the Portfolio profits. If the price of the security increases before the Portfolio buys it, the Portfolio loses money.

     Target Index. The S&P 500 Index(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Access Variable Insurance Trust.

     Allocation and Security Selection. Under normal circumstances, the Portfolio invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the S&P 500 Index. The sub-adviser generally does not use fundamental securities analysis to accomplish such inverse correlation. Rather, the sub-adviser primarily uses statistical and quantitative analysis to determine the investments the Portfolio makes and techniques it employs. As a consequence, if the Portfolio is performing as designed, the return of the target index will dictate the return.

PRIMARY RISKS

o Management Risk. The sub-adviser's investment strategy may not be successful, and, as a result, the Portfolio's performance may not inversely correspond (opposite) to the performance of the Nasdaq 100 Index. Due to the sub-adviser's aggressive investment techniques (discussed below), this Portfolio presents some risks not associated with most mutual funds.

o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

     o Risks of Aggressive Investment Techniques. The Portfolio uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments will increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Portfolio's short-term performance will reflect such deviation from its target index. The Portfolio engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Portfolio's return, and may result in higher taxes.

     o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.

     o Swap Agreement Risks. The Portfolio may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, the Portfolio's risk of loss will consist of any payments that the Portfolio is entitled to receive from the counterparty under the agreement. In addition, the Portfolio could suffer losses with respect to a swap agreement if the Portfolio is unable to terminate the agreement or reduce its exposure through offsetting transactions.

     o Risk of Poor Tracking. Several factors may affect the Portfolio's ability to achieve its targeted return on a daily basis. During periods of market volatility, the Portfolio may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Portfolio. A failure to achieve its targeted return on a daily basis may cause the Portfolio to provide returns that are worse than expected.

     o Inverse Correlation Risk. The Portfolio is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because the Portfolio seeks daily returns inverse to its target index, the difference between a Portfolio's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

     o Risk of Non-Diversification. The Portfolio is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. As a result, the Portfolio's net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

     o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

     This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

     This table estimates the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses1,2 ................................................0.35%
Total Annual Portfolio Operating Expenses..................................1.60%
         Expense Reimbursement3 ...........................................0.15%
Net Expenses...............................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year.
2 When a cash dividend is declared on a security in which the Portfolio has a short position, the Portfolio must pay an amount equal to that dividend to the purchaser of the shorted security. SEC regulations require that this payment be disclosed as a Portfolio expense. The Portfolio estimates that it will incur no dividend expenses on securities sold short because the Portfolio's adviser intends to avoid holding a short position at the time the shorted security will pay a dividend. 3 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example:.This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148               $490


                  ACCESS U.S. GOVERNMENT MONEY MARKET PORTFOLIO

OBJECTIVE

         This Portfolio seeks to provide security of principal, current income and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

         The Portfolio seeks to achieve its objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the sub-adviser to present minimal credit risk. The Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. The Portfolio attempts to keep its share price stable by maintaining an average dollar-weighted maturity of 90 days or less. Securities purchased by the Portfolio generally have remaining maturities of 397 days or less, although some securities may bear longer final maturities.

PRIMARY RISKS

      An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

o Interest Rate Risk. A money market fund's yield changes as current interest rates change. When interest rates are low, the Portfolio's yield (and total return) will also be low.
o Default Risk. The issuer of a security in the Portfolio may default on its payment obligation, which could cause the Portfolio's share price or yield to fall. The Portfolio could also be negatively affected if investors lose confidence in the issuer's ability to pay back its debt.
o Government Risk. While the risk of default is generally considered remote for any securities guaranteed by the U.S. government, not all of the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them. In addition, any guarantees on securities that the Portfolio owns do not extend to the shares of the Portfolio themselves.
o Inflation Risk. The value of your investment could be eroded over time by the effects of inflation.
o Market Timing Activity and High Portfolio Turnover. Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolio to come from professional money managers and investors who use some of the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the Portfolio may negatively impact the Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolio, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored by the Portfolio in any way. Although some insurance companies offering the Portfolio as an investment option may limit or prohibit market timing, others are expected to permit market timing. Therefore, even investors whose insurance company limits or prohibits market timing will be subject to market timing risks and costs.
o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

         This Prospectus does not include performance information because the Portfolio has less than a full calendar year of operations.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

         This table describes the fees and expenses that you indirectly pay if you invest in a Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to a Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         Management Fees...................................................1.00%
         Distribution (12b-1) Fees.........................................0.25%
         Other Expenses....................................................0.49%
Total Annual Portfolio Operating Expenses..................................1.74%
         Expense Reimbursement1............................................0.29%
Net Expenses...............................................................1.45%

1 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------
         $148               $520             $917              $2,028

MANAGEMENT

         About the Adviser
         .........
         Access Fund Management, LLC ("Access"), a Florida limited liability company, serves as the Portfolios' investment adviser. Access was formed on December 31, 2002 and is located at 28050 US HWY 19 N, Suite 301, Clearwater, Florida 33761. For its services, Access receives an annual fee from each Portfolio equal to 1.00% of its average annual daily net assets. Access (and each sub-adviser) may pay certain financial institutions (which may include banks, brokers, insurance companies, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Portfolio shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. After fee waivers, Access received fees from the Portfolios, as a percent of average daily net assets, for the fiscal period ended December 31, 2003 as follows: Potomac OTC Plus Portfolio, 0.41%; Access U.S. Government Money Market Portfolio, 0.22%; Wells S&P REIT Index Portfolio, 0.00%; and Potomac Dow 30 Plus Portfolio, 0.00%. The other Portfolios had not commenced operations as of December 31, 2003.

         About the Sub-Advisers

         Wells S&P REIT Index Portfolio. Wells Asset Management, Inc. ("Wells"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, serves as sub-adviser to the Wells S&P REIT Index Portfolio. Wells was established in 1997 and provides investment management services to a broad range of clients including other investment companies. For its services as sub-adviser, Wells receives an annual fee from Access equal to 0.40% of the Portfolio's average daily net assets. After fee waivers, Wells received no fees from Access for the period ended December 31, 2003.

            Wells has retained PADCO Advisors, Inc., d/b/a Rydex Global Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland manage the Portfolio's investments. Rydex has been managing investments for institutional investors since 1993, and has approximately 9 years of experience managing mutual fund portfolios that correlate to an index. An investment committee of Rydex is responsible for the day-to-day management of the Portfolio. For its services to the Portfolio and the Wells S&P Index Fund, a series of the Wells Family of Real Estate Funds, Rydex receives an annual fee from Wells equal to 0.20% of the combined average daily net assets of the Portfolio and the Wells S&P Index Fund, up to $100,000,000, 0.15% of such assets from $100,000,000 to $500,000,000 and 0.10% of such assets in excess of $500,000,000.

         Potomac Portfolios and Access U.S. Government Money Market Portfolio. Rafferty Asset Management, LLC ("Rafferty"), 500 Fifth Avenue, Suite 415, New York, New York 10110, serves as sub-adviser to the Potomac Portfolios and the Access U.S. Government Money Market Portfolio. Rafferty has been managing mutual funds since June 1997. An investment committee of Rafferty is responsible for the day-to-day management of the Portfolios. For its services as sub-adviser, Rafferty receives an annual fee from Access equal to 0.40% of the applicable Portfolio's average daily net assets. After fee waivers, Rafferty received no fees from Access for the period ended December 31, 2003.


ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS

         Information Applicable to All Portfolios

     Change of Investment Objective. The investment objective of a Portfolio may be changed without shareholder approval.


     New Adviser. The adviser, Access Fund Management, LLC, is a recently formed corporation and has limited experience managing mutual funds.

     Information   Applicable  to  All  Portfolios   (except  the  Money  Market
Portfolio)

         Temporary Defensive Positions. It is the policy of each of the Wells S&P REIT Index Portfolio and the Potomac Portfolios to pursue its investment objective regardless of market conditions and not to take defensive positions. None of these Portfolios will adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for any of these Portfolios to achieve its investment objective any time its assets are below $2 million, the sub-adviser may invest the assets of the Portfolios in money market instruments, securities of other no-load mutual funds or repurchase agreements until the level of net assets is sufficient to permit investment in the desired investments. Any of the Portfolios may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Portfolio may not achieve its investment objective during these periods.

         Other Investment Companies. The Portfolios may invest in other investment companies and index products, including exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (commonly referred to as SPDRs), DIAMONDS, iShares and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQ). SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the American Stock Exchange ("AMEX"). QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 and whose shares trade on the AMEX. The iShare products own the stocks in various sector indexes, such as the Morgan Stanley Corporate 100 Bond Index. A Portfolio will indirectly bear its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses payable directly by the Portfolio. Therefore, the Portfolio will incur higher expenses, many of which may be duplicative.

         Risks Applicable only to the Potomac Portfolios

         High Portfolio Turnover. The annual portfolio turnover rate is the number of times a Portfolio's securities are replaced in a period of one year. Increased turnover necessarily results in correspondingly higher brokerage costs and other transaction costs that the Portfolio must pay, and may result in accelerated realization of capital gains for federal income tax purposes. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance. In addition, large movements of assets into and out of the Portfolio may negatively impact its abilities to achieve its investment objectives or its level of operating expenses.

         Information Applicable only to the REIT Index Portfolio

         About REITs. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

         Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

         Tracking the Index. Under normal market conditions, at least 95% of the Portfolio's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Portfolio's assets invested in each stock held in the Portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Portfolio invests approximately 2% of its assets in the stock. The Portfolio will normally be invested in all of the stocks that comprise the S&P REIT Index, except when changes are made to the Index itself. The sub-adviser monitors daily the composition of the Index and makes adjustments to the Portfolio as necessary in order to correlate with the Index.

         The Portfolio will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Portfolio consistently fails to achieve its targeted correlation, the Portfolio will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

OTHER INFORMATION

         Purchase and Redemption of Shares

         As described earlier in this prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of participating life insurance companies. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales and other charges may apply to the policies or annuity contracts, as described in the product prospectus.) As described earlier in the prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans. You and other purchasers of variable life or variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolios are credited to the shareholder's account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity or variable life contract. Redemptions are processed on any day on which the Portfolios are open for business.

         Shares are sold and redeemed at their current net asset value ("NAV") per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by a participating life insurance company, or qualified pension or retirement plan, in proper form.

         Due to differences in tax treatment and other considerations, the interests of different variable annuity and variable life contract owners may not always be the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

         Valuation of Shares

         A Portfolio's NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on New York Stock Exchange on each day that the Portfolio and the New York Stock Exchange are open for business. The New York Stock Exchange and the Portfolios are open every day other than weekends, most Federal holidays and Good Friday. On occasion, the New York Stock Exchange will close before 4:00 P.M. Eastern Time. When that happens, the NAV will be calculated as of the time the New York Stock Exchange closes. The NAV is calculated by dividing the value of the Portfolio's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. For Portfolios that hold securities that trade primarily on foreign exchanges, the value of the Portfolio may change on days when shareholders are not able to purchase or redeem shares.

         The Portfolios' assets are generally valued at their market value. Short-term debt securities and money market securities are valued using the "amortized" cost method. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect at the time of valuation. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

         Dividends and Distributions

         The Portfolios typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. These distributions are automatically reinvested in the applicable Portfolio unless you request cash distributions on your application or through a written request. The Access Money Market Portfolio expects that its distributions, if any, will consist primarily of income. The rest of the Portfolios expect that their distributions, if any, will consist primarily of capital gains.

         Taxes

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

         Shares of each Portfolio are offered only to the separate accounts of participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the prospectus for the applicable policy or annuity contract.

         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

         Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors.

         Distribution Plan

            Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan allows the Portfolio to pay distribution fees for the sale and distribution of its shares and allows the Portfolio to pay for services provided to shareholders. Shareholders of each Portfolio pay annual 12b-1 expenses of up to 0.25%. Because 12b-1 fees are paid out a Portfolio's assets on an ongoing basis, they will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

            To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Trust in advance. The sub-advisers may allocate brokerage transactions in a manner that takes into account the sale of shares of the Portfolios, provided that the Portfolios receive brokerage services and commission rates comparable to those of other broker-dealers.

         No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios. This prospectus and the related SAI do not constitute an offer by the Portfolios to sell shares of Portfolios to or to buy shares of the Portfolios from any person to whom it is unlawful to make such offer.

         Brokerage Enhancement Plan

         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan will use available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust will use recaptured commissions to pay for distribution expenses. The Portfolios do not incur any asset based or additional fees or charges under the Plan.

         Voting and Meetings

         If required by the SEC, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

         Access Variable Insurance Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment policies, or approve an investment advisory contract.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand a Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. Total return represents the rate you would have earned (or lost) on an investment in that Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report along with the financial statements, are included in the Access Variable Insurance Trust annual report, which is available upon request. Additional Portfolios are not included because they had not commenced operations as of December 13, 2003.

Access Variable Insurance Trust
Financial Highlights
For the period May 1, 2003 (a) through December 31, 2003.

                                                                                                                 Access U.S.
                                                            Wells S&P           Potomac           Potomac         Government
                                                          REIT IndexSM       Dow 30SM Plus       OTC Plus        Money Market
                                                            Portfolio          Portfolio         Portfolio        Portfolio
                                                         ----------------   -----------------   ------------   -----------------
Selected Per Share Data


Net asset value, beginning of period                     $          10.00   $           10.00   $      10.00   $            1.00
                                                         ----------------   -----------------   ------------   -----------------
Income from investment operations

  Net investment income (loss)                                       0.28               (0.05)         (0.08)               0.00
  Net realized and unrealized gain
    (loss)                                                           2.03                2.28           2.67                0.00
                                                         ----------------   -----------------   ------------   -----------------

Total from investment operations                                     2.31                2.23           2.59                0.00
                                                         ----------------   -----------------   ------------   -----------------
Less Distributions to shareholders:

  From net investment income                                        (0.10)               0.00           0.00                0.00

  From net realized gain                                            (0.11)              (0.14)         (0.22)               0.00
                                                         ----------------   -----------------   ------------   -----------------

Total distributions                                                 (0.21)              (0.14)         (0.22)               0.00
                                                         ----------------   -----------------   ------------   -----------------



Net asset value, end of period                           $          12.10   $           12.09   $      12.37   $            1.00
                                                         ================   =================   ============   =================

Total Return (b)                                                   23.12%              22.28%         25.92%               0.03%

Ratios and Supplemental Data
                                                          $         2,108   $           3,891   $     38,382   $          20,191
Net assets, end of period (000)

Ratio of expenses to average net assets (c)                         1.45%               1.45%          1.45%               0.96%
Ratio of expenses to average net
   assets before waiver & reimbursement (c)                        12.79%               3.51%          2.04%               1.74%
Ratio of net investment income to
   average net assets (c)                                           3.61%              (0.67)%       (1.01)%               0.00%
Ratio of net investment income to
   average net assets before waiver & reimbursement (c)           (7.73)%              (2.73)%       (1.60)%             (0.78)%
Portfolio turnover rate                                            31.19%                0.00%       538.10%               0.00%

(a) Commencement of operations.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized

                                 PRIVACY POLICY

     The following is a description of the Portfolios' policies regarding disclosure of nonpublic personal information that you provide to a Portfolio or that a Portfolio collects from other sources. You should refer to the prospectus of the insurance company's separate account or your plan documents for a description of the policies regarding disclosure of your nonpublic personal information.

         Categories of Information the Portfolios Collect. Each Portfolio collects the following nonpublic personal information about you:

o Information the applicable Portfolio receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the applicable Portfolio, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Portfolios Discloses. The Portfolios do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Portfolios are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the applicable Portfolio's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Portfolios restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. Each Portfolio maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains detailed information on each Portfolio's policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Portfolios' performance results as of the Portfolios' latest semi-annual or annual fiscal year end.

      Call the Portfolios at 800-862-3863 to request free copies of the SAI and each Portfolio's annual and semi-annual reports, to request other information about the Portfolios and to make shareholder inquiries.

      You may review and copy information about the Portfolios (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Portfolios on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act #811-21312

                         ACCESS Variable insurance trust

                                   May 1, 2004



                                   Prospectus


                      Shepherd Opportunity Growth Portfolio




















         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                      TABLE OF CONTENTS



SHEPHERD OPPORTUNITY GROWTH PORTFOLIO...........................................
MANAGEMENT......................................................................
ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS...............................
OTHER INFORMATION...............................................................
FINANCIAL HIGHLIGHTS............................................................
PRIVACY POLICY..................................................................
FOR MORE INFORMATION............................................................



SHEPHERD OPPORTUNITY GROWTH PORTFOLIO

         The Portfolio is a series of the Access Variable Insurance Trust. The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Shares are not offered to the general public.

         This Prospectus includes important information about the Portfolio that you should know before investing. You should read this Prospectus and keep it for future reference. You should also read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. That prospectus contains information about the contract or policy, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

                      SHEPHERD OPPORTUNITY GROWTH PORTFOLIO

OBJECTIVE

         The Portfolio seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

         Investments. The Portfolio may invest up to 100% of its assets in common stocks, fixed income securities, in cash or cash equivalents, or in any combination thereof. The sub-adviser allocates the Portfolio's assets among stocks and fixed income securities based on the sub-adviser's assessment of which investments offer the best opportunity for growth of capital. The sub-adviser may invest all or a portion of the Portfolio in cash or cash equivalents if the sub-adviser believes that the market does not present good opportunities for growth.

         When purchasing common stock, the Portfolio invests primarily in "growth" companies. The sub-adviser defines a growth company as one that, at the time of purchase, has a market capitalization equal to or greater than $1 billion and whose price appreciation is outperforming the S&P 500 Index. The sub-adviser uses technical analysis to identify sectors and companies that the sub-adviser believes have superior prospects for growth. The sectors in which the Portfolio will be over-weighted will vary according to the sub-adviser's assessment of market conditions. The sub-adviser uses fundamental analysis to identify companies exhibiting high return on equity, high cash flow per share growth and high earnings per share growth relative to the S&P 500 Index. When purchasing fixed income securities, the sub-adviser selects corporate bonds or U.S. Treasury securities, based on the sub-adviser's assessment of the expected prospects for growth of such securities. The Portfolio may invest in the market directly, by purchasing stocks and fixed income securities, or indirectly, by purchasing exchange traded products such as iShares.

         The Portfolio may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The sub-adviser may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements. The sub-adviser will engage in active trading of the Portfolio's securities as a result of its overall strategy.

         "Values-based" Investing. The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American conservative values. To that end, the sub-adviser uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values, while avoiding companies that affront the values of socially conservative investors.

         Investments are selected on the basis of their ability to contribute to the dual goals of financial soundness and social criteria. Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social screening criteria. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the sub-adviser.

           Allocation and Security Selection. The Portfolio may sell a security when (1) the sub-adviser believes that (1) the company's financial fundamentals or prospects for growth have deteriorated; (2) there has been a change in the company's business model; (3) the sub-advisor has identified a better investment opportunity; (4) the sub-adviser believes the market environment has changed; or
(5) the sub-adviser believes an alternative security selection enhances the risk management of the Portfolio. The Portfolio may also sell a security if the issuing company engages in activities that are inconsistent with the sub-adviser's social screening criteria.

PRIMARY RISKS

o Management Risk. The principal risk of investing in the Portfolio is that the sub-adviser's investment strategy will not be successful. The sectors and individual companies selected by the sub-adviser may not outperform the S&P 500 Index.
o Market Risk. Overall stock market risks may also affect the value of the Portfolio. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Portfolio's share price to fall.

o Company Risk. The price of an individual stock or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual company's stock can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the sub-adviser believes is representative of its full value or that it may even go down in price.

o Sector Risk. Another area of risk involves the potential focus of the Portfolio's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Portfolio invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Portfolio's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest more heavily in will vary.

o Option Risks. The Portfolio may terminate an option it has purchased by selling it, allowing it to expire, or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid (plus related transaction costs). When the Portfolio sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security or index beyond the exercise price (plus the premium received). When the Portfolio sells put options, the Portfolio receives the option premium, but will lose money if a decrease in the value of the underlying security or index causes the Portfolio's costs to cover its obligations upon exercise to increase to a level higher than the option premium the Portfolio received. The Portfolio may also terminate a position in an option it has sold by buying it back in the open market prior to expiration. The Portfolio will lose money if the cost to buy back the option position is higher than the premiums originally received, due to a rise in the price of the underlying security or index, in the case of calls, or a decline in the price of the underlying security or index, in the case of puts. Increases in the volatility of the underlying security can also cause the price of the options to increase, thus increasing the Portfolio's cost to cover its obligation.

o Fixed Income Risk. To the extent the Portfolio invests in fixed income securities, the Portfolio is subject to interest rate risk, duration risk and credit risk:

                o Interest rate risk. The value of your investment  may decrease when interest  rates rise.
                o Duration  risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
                o Credit risk.  The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o         Higher   Expenses.   The  Portfolio   will   indirectly   bear  its
          proportionate share of any fees and expenses paid by the exchange traded funds in which it invests in addition to the fees and expenses payable directly by the Portfolio. Therefore, the Portfolio will incur higher expenses, many of which may be duplicative.

o The Portfolio is not a complete investment program. As with any mutual fund investment, the Portfolio's returns will vary and you could lose money. Investors should consider an allocation strategy.

PAST PERFORMANCE

         This Prospectus does not include performance information because the Portfolio did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIO

         This table estimates the fees and expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases ...................N/A
         Maximum Deferred Sales Charge (Load)................................N/A
         Redemption Fee......................................................N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
     Management Fees.......................................................1.00%
     Distribution (12b-1) Fees.............................................0.25%
     Other Expenses1.......................................................0.45%
Total Annual Portfolio Operating Expenses..................................1.70%
Expense Reimbursement2 ....................................................0.25%
Net Expenses      .........................................................1.45%

1 The Portfolio's other expenses are based on estimated amounts for the current fiscal year.
2 The Portfolio's adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolio's average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except for expense reimbursement reflected in the first year). If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years
         ------            -------
         $148               $511


MANAGEMENT

         About the Adviser

         Access Fund Management, LLC ("Access"), a Florida limited liability company, serves as the Portfolio's investment adviser. Access was formed on December 31, 2002 and is located at 28050 US HWY 19 N, Suite 301, Clearwater, Florida 33761. For its services, Access receives an annual fee from the Portfolio equal to 1.00% of its average annual daily net assets. Access (and the sub-adviser) may pay certain financial institutions (which may include banks, brokers, insurance companies, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Portfolio shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

         About the Sub-Adviser

         Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell"), 1630 Duke Street, Suite 200 Alexandria, Virginia 22314, serves as sub-adviser to the Portfolio. Ney, Parnell also serves as investment adviser to certain private accounts, managing approximately $300 million of investments for private investors and institutions throughout the United States. Paul G. Dietrich is responsible for the day-to-day management of the Portfolio. Mr. Dietrich has served as the President and Chief Investment Officer of Nye, Parnell since 1999, and the President of Eton Court Asset Management, Ltd. (Nye, Parnell's holding company) since 1989. For its services as sub-adviser, Nye, Parnell receives an annual fee from Access equal to 0.40% of the Portfolio's average daily net assets

ADDITIONAL INFORMATION ABOUT STRATEGIES AND RISKS

     Change of Investment Objective. The investment objective of the Portfolio may be changed without shareholder approval.

     New Adviser. The adviser, Access Fund Management, LLC, is a recently formed corporation and has limited experience managing mutual funds.

         Temporary Defensive Positions. From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Portfolio may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Portfolio invests in shares of another mutual fund, the shareholders of the Portfolio generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Portfolio may not achieve its investment objective. The Portfolio may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

         Other Investment Companies. The Portfolio may invest in other investment companies and index products, including exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (commonly referred to as SPDRs), DIAMONDS, iShares and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQ). SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the American Stock Exchange ("AMEX"). QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 and whose shares trade on the AMEX. The iShare products own the stocks in various sector indexes, such as the Morgan Stanley Corporate 100 Bond Index. The Portfolio will indirectly bear its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses payable directly by the Portfolio. Therefore, the Portfolio will incur higher expenses, many of which may be duplicative.

         High Portfolio Turnover. The annual portfolio turnover rate is the number of times the Portfolio's securities are replaced in a period of one year. Increased turnover necessarily results in correspondingly higher brokerage costs and other transaction costs that the Portfolio must pay, and may result in accelerated realization of capital gains for federal income tax purposes. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance. In addition, large movements of assets into and out of the Portfolio may negatively impact its abilities to achieve its investment objectives or its level of operating expenses.


OTHER INFORMATION

         Purchase and Redemption of Shares

         As described earlier in this prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales and other charges may apply to the policies or annuity contracts, as described in the product prospectus.) As described earlier in the prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans. You and other purchasers of variable life or variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolio are credited to the shareholder's account in the form of full or fractional shares of the Portfolio. The Portfolio does not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity or variable life contract. Redemptions are processed on any day on which the Portfolio is open for business.

         Shares are sold and redeemed at their current net asset value ("NAV") per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by a participating life insurance company, or qualified pension or retirement plan, in proper form.

         Due to differences in tax treatment and other considerations, the interests of different variable annuity and variable life contract owners may not always be the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

         Valuation of Shares

         The Portfolio's NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on New York Stock Exchange on each day that the Portfolio and the New York Stock Exchange are open for business. The New York Stock Exchange and the Portfolio are open every day other than weekends, most Federal holidays and Good Friday. On occasion, the New York Stock Exchange will close before 4:00 P.M. Eastern Time. When that happens, the NAV will be calculated as of the time the New York Stock Exchange closes. The NAV is calculated by dividing the value of the Portfolio's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Portfolio's assets are generally valued at their market value. Short-term debt securities and money market securities are valued using the "amortized" cost method. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect at the time of valuation. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

         Dividends and Distributions

         The Portfolio typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Portfolio unless you request cash distributions on your application or through a written request. The Portfolio expects that its distributions, if any, will consist primarily of capital gains.

         Taxes

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

         Shares of the Portfolio are offered only to the separate accounts of participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the prospectus for the applicable policy or annuity contract.

         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the Portfolio. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the Investment Company Act of 1940. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

         Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If the Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors.

         Distribution Plan

            The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Portfolio to pay distribution fees for the sale and distribution of its shares and allows the Portfolio to pay for services provided to shareholders. Shareholders of the Portfolio pay annual 12b-1 expenses of up to 0.25%. Because 12b-1 fees are paid out the Portfolio's assets on an ongoing basis, they will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

            To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Trust in advance. The sub-adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of the Portfolio, provided that the Portfolio receives brokerage services and commission rates comparable to those of other broker-dealers.

         No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This prospectus and the related SAI do not constitute an offer by the Portfolio to sell shares of Portfolio to or to buy shares of the Portfolio from any person to whom it is unlawful to make such offer.

         Brokerage Enhancement Plan

         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for the Portfolio. The Plan will use available brokerage commissions to promote the sale and distribution of the Portfolio's shares. Under the Plan, the Trust will use recaptured commissions to pay for distribution expenses. The Portfolio does not incur any asset based or additional fees or charges under the Plan.

         Voting and Meetings

         If required by the SEC, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

         Access Variable Insurance Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change the Portfolio's fundamental investment policies, or approve an investment advisory contract.

Financial Highlights

This section would ordinarily contain financial highlights. Because the Portfolio was not in existence as of December 31, 2003, there are no financial highlights for the Portfolio.

PRIVACY POLICY

     The following is a description of the Portfolio's policies regarding disclosure of nonpublic personal information that you provide to the Portfolio or that the Portfolio collects from other sources. You should refer to the prospectus of the insurance company's separate account or your plan documents for a description of the policies regarding disclosure of your nonpublic personal information.

         Categories of Information the Portfolio Collects. The Portfolio collects the following nonpublic personal information about you:

o Information the Portfolio receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Portfolio, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Portfolio Discloses. The Portfolio does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Portfolio is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Portfolio's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Portfolio restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Portfolio maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains detailed information on the Portfolio's policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Portfolio's performance results as of the Portfolio's latest semi-annual or annual fiscal year end.

      Call the Portfolio at 800-862-3863 to request free copies of the SAI and the Portfolio's annual and semi-annual reports, to request other information about the Portfolio and to make shareholder inquiries.

      You may review and copy information about the Portfolio (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Portfolio on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



















Investment Company Act #811-21312

                         ACCESS VARIABLE INSURANCE TRUST


                        Wells S&P REIT IndexSM Portfolio
                      Shepherd Opportunity Growth Portfolio
                           Potomac OTC Plus Portfolio
                         Potomac Dow 30SM Plus Portfolio
                         Potomac Mid Cap Plus Portfolio
                        Potomac Small Cap Plus Portfolio
                           Potomac OTC/Short Portfolio
                        Potomac Small Cap/Short Portfolio
                          Potomac U.S./Short Portfolio
                         Target Multi-Cap 100 Portfolio
                             PMFM Managed Portfolio
                  Access U.S. Government Money Market Portfolio




                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2004



     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Access Variable Insurance Trust dated May 1, 2004. The SAI incorporates by reference the Annual Report to shareholders for the Wells S&P REIT IndexSM Portfolio, Potomac OTC Plus Portfolio, Potomac Dow 30SM Plus Portfolio and Access U.S. Government Money Market Portfolio for the period ended December 31, 2003 (the "Annual Report"). Shepherd Opportunity Growth Portfolio, Potomac Mid Cap Plus Portfolio, Potomac Small Cap Plus Portfolio, Potomac OTC/Short Portfolio, Potomac Small Cap/Short Portfolio, Potomac U.S./Short Portfolio, Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio are not included in the Annual Report because they had not commenced operations prior to the date of this SAI. The Trust will provide the Annual Report without charge upon written request or by telephone. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-800-862-3863.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND THE PORTFOLIOS....................................1

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS AND RISK

   CONSIDERATIONS..............................................................3

INVESTMENT RESTRICTIONS.......................................................24

THE INVESTMENT ADVISOR AND SUB-ADVISER........................................26

DISTRIBUTION PLAN.............................................................36

TRUSTEES AND OFFICERS.........................................................37

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................39

DETERMINATION OF SHARE PRICE..................................................41

ADDITIONAL TAX INFORMATION....................................................43

CUSTODIAN.....................................................................43

DISTRIBUTOR...................................................................44

ACCOUNTANTS...................................................................44

TRANSFER AGENT................................................................44

PROXY VOTING POLICIES.........................................................46

FINANCIAL STATEMENTS..........................................................47

APPENDICES A-F................................................................48

DESCRIPTION OF THE TRUST AND THE PORTFOLIOS


     Wells S&P REIT IndexSM Portfolio, Shepherd Opportunity Growth Portfolio, Potomac OTC Plus Portfolio, Potomac Dow 30SM Plus Portfolio, Potomac Small Cap Plus Portfolio, Potomac OTC/Short Portfolio, Potomac Small Cap/Short Portfolio, Potomac U.S./Short Portfolio, Target Multi-Cap 100 Portfolio, PMFM Managed Portfolio, and Access U.S. Government Money Market Portfolio (each a "Portfolio" or, collectively, the "Portfolios") are each organized as a series of the Access Variable Insurance Trust (the "Trust"). Wells S&P REIT IndexSM Portfolio, Shepherd Opportunity Growth Portfolio and Access U.S. Government Money Market Portfolio are diversified portfolios. Potomac OTC Plus Portfolio, Potomac Dow 30SM Plus Portfolio, Potomac Mid Cap Plus Portfolio, Potomac Small Cap Plus Portfolio, Potomac OTC/Short Portfolio, Potomac Small Cap/Short Portfolio, Potomac U.S./Short Portfolio (the "Potomac Portfolios"), Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio are non-diversified.


     The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated February 8, 2003 (the "Trust Agreement") and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser for each Portfolio is Access Fund Management, LLC (the "Adviser"). Each of the Portfolios has a sub-adviser. For information concerning the sub-adviser of each Portfolio, see "The Investment Adviser and Sub-Advisers" in this Statement of Additional Information.

     The Portfolios do not issue share certificates. All shares of each Portfolio are held in non-certificate form registered on the books of each Portfolio's transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series, with each other share of that series, and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series, so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares owned. All shares of each Portfolio have equal voting rights and liquidations rights. The Trustees can amend the Declaration of Trust, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of each Portfolio is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of a Portfolio's shareholders.

     The Trust and/or its sub-advisers have entered into a sublicensing agreement with Dow Jones & Company, Inc. ("Dow Jones") to permit the use of certain servicemarks and trade names of the Dow Jones Industrial AverageSM (the "Dow Index") and data included in the Dow Index in connection with its registration statement and other materials for the Potomac Dow 30SM Plus Portfolio. The adviser to the Wells S&P REIT IndexSM Portfolio has entered into a licensing agreement with Standard & Poor's Corporation ("S&P") to permit the use of certain servicemarks and trade names of the S&P Real Estate Investment Trust Composite IndexSM (the "S&P REIT Index") and data included in the S&P REIT Index in connection with its registration statement and other materials for the Wells S&P REIT IndexSM Portfolio. These licensing agreements are solely for the Trust's benefit and not for the benefit of the owners of the Trust or any other third parties.

     The Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones or S&P and none of them will have any liability in connection with the Trust. Dow Jones and S&P make no representation or warranty, express or implied, to the purchasers of any of the Portfolios or any member of the public regarding (i) the advisability of investing in securities generally or of investing in any of the Portfolios particularly, (ii) the ability of the Portfolios to track the market performance of any index of Dow Jones, or S&P, (iii) the results to be obtained by the Portfolios, purchasers of the Portfolios, or any other person or entity from the use of any of the indexes of Dow Jones or S&P or any data included therein, (iv) the accuracy or completeness of any of the indexes of Dow Jones or S&P or any data included therein, or (v) the merchantability or fitness for a particular purpose of the indexes of Dow Jones or S&P or any data included therein. Dow Jones and S&P have no obligation or liability for any errors, omissions or interruptions in any of the indexes of them or data related to them and under no circumstances will Dow Jones or S&P be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones or S&P know that such losses might occur. Dow Jones and S&P do not have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust, have any responsibility or liability for the administration, management or marketing of the Trust or to consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Index or S&P REIT Index, respectively. The only relationship between Dow Jones or S&P and the Trust is the licensing of certain servicemarks and trade names.


     Pursuant to an exemptive order from the SEC, the Trust plans to offer the Portfolios' shares on a continuous basis to insurance company separate accounts that offer variable life and variable annuity insurance contracts ("Contracts"), certain qualified retirement and pension plans outside the separate account context ("Qualified Plans"), separate accounts that are not registered as investment companies ("Unregistered Separate Accounts") and other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5rtain qualified retirement plans.

     The Portfolios do not foresee any disadvantage to purchasers of Contracts arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of purchasers of various Contracts and/or Qualified Plans to conflict. For example, violation of the federal tax laws by one separate account investing in any of the Portfolios could cause the Contracts funded through another separate account to lose their tax-deferred status, unless remedial action is taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in one or more of the Portfolios. If it becomes necessary for any separate account to replace shares of any of the Portfolios with another investment, such Portfolios may have to liquidate securities on a disadvantageous basis. At the same time, the Adviser, each sub-adviser and each Portfolio are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

     As of April 6, 2004, WRL Series Life Account, 570 Carillon Parkway, St. Petersburg, FL 33716-1202 ("WRL") owned of record or beneficially 5% or more of the shares of any Portfolio. Persons or organizations owning beneficially 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) that Portfolio. As a result, WRL could have the ability to approve or reject those matters submitted to the shareholders of such Portfolio for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act.

     As of April 6, 2004, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of each Portfolio.


     For a description of the methods used to determine the share price and value of each Portfolio's assets, see "Valuation of Shares" in the Portfolios' Prospectus and "Determination of Share Price" in this Statement of Additional Information.


ADDITIONAL   INFORMATION   ABOUT   EACH   PORTFOLIO'S   INVESTMENTS   AND   RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments that each Portfolio may make and some of the techniques that may be used, as described in the Prospectus.

Equities

     Each Portfolio (except the Access U.S. Government Money Market Portfolio) may invest in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights.

     Common Stocks. Common stocks represent the residual ownership interest in an issuer and are entitled to the income and increase in the value of the assets and business of the issuer after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights.

     Preferred Stocks. Preferred stocks have preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.

     Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula. A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them. Rights are similar to warrants, but normally have shorter durations.

Debt Securities

     Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance credit needs. Corporate debt securities include commercial paper that consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance current operations. The Adviser and sub-adviser consider corporate debt securities to be of investment grade quality if they are rated "A-" or higher by S&P, "A-3" or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Portfolio's sub-adviser to be of comparable quality.


     Municipal Securities. Shepherd Opportunity Growth Portfolio and PMFM Managed Portfolio may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers, including the U.S. Virgin Islands, Puerto Rico and Guam, the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including
       the lending of funds to public or private institutions for construction of housing, education or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short term, unsecured, negotiable promissory notes.


     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project or facility. Tax-backed revenue bonds are backed by the taxes collected for a specific project or facility. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Adviser and sub-advisers consider municipal securities to be of investment grade quality if they are rated "A-" or higher by S&P, "A-3" or higher by Moody's, or if unrated, determined by a sub-adviser to be of comparable quality.


     Below Investment-Grade Debt Securities. Shepherd Opportunity Growth Portfolio and PMFM Managed Portfolio may each invest up to 35% of its net assets in debt securities that are rated below "investment grade." Below investment grade debt securities will generally be those rated less than "A-" by Moody's, "A-3" by S&P, or if unrated, deemed by a Portfolio's sub-adviser to be of comparable quality. These Portfolios may also acquire below investment grade debt securities during an initial underwriting or which may be sold without registration under applicable securities laws.

     A Portfolio may have difficulty disposing of below investment grade debt securities because there may be no established retail secondary market for many below investment grade debt securities, and the securities may only be sold to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on below investment grade debt securities, and a Portfolio may have limited legal recourse in the event of a default.

Money Market Instruments and United States Government Securities

     Each Portfolio may invest in money market instruments consistent with the Portfolio's investment objectives. Money market instruments may include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, including direct obligations of the U.S. Treasury ("U.S. Government Securities"). U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations while others are supported only by the credit of the agency or instrumentality.

     Access U.S. Government Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, U.S.
dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities fully collateralized by such obligations, that have been determined by the Portfolio's sub-adviser to present minimal credit risk.

     U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Securities issued by some U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.


     Money market instruments also may include Bankers' Acceptances, Certificates of Deposit of domestic branches of U.S. banks, commercial paper, Variable Amount Demand Master Notes ("Master Notes"), Time Deposits and shares of money market investment companies.

     Bankers' Acceptances are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. A Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Portfolios would generally be in amounts of $100,000 or more. Time Deposits are monies kept on deposit with banks and savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, which case yields of these investments will be reduced.

     Commercial paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial paper maturity generally ranges from two to two hundred seventy days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Each Portfolio, other than the PMFM Managed Portfolio, will invest in commercial paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's or respective sub-adviser's assessment. The PMFM Managed Portfolio may invest in commercial paper rated in the second rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the sub-adviser's assessment.

     Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by a Portfolio only through the Master Note program of that Portfolio's custodian, acting as administrator thereof. Each Portfolio's sub-adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Portfolio. A Portfolio may invest in shares of money market investment companies to the extent permitted by the 1940 Act. Investments by a Portfolio in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses. See "Investments in Other Investment Companies" below.



Foreign Markets and American Depositary Receipts


     Potomac OTC Plus Portfolio, Potomac OTC/Short Portfolio, Potomac Small Cap Plus Portfolio, Potomac Small Cap/Short Fund, Target Multi-Cap 100 Portfolio and Shepherd Opportunity Growth Portfolio may invest in American Depositary Receipts ("ADRs"). The PMFM Managed Portfolio may invest indirectly in ADR's through investments in ETFs that invest in ADRs. The Potomac OTC/Short Portfolio and Potomac Small Cap/Short Portfolio may sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are issued by U.S. banks as a convenience to investors, in lieu of the underlying shares that it holds in custody. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Foreign stock markets are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there may be less information publicly available about a foreign company than about a U.S. company. Foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

     The Potomac Portfolios, Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio may have additional indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.


     The Target Multi-Cap 100 Portfolio may also invest in foreign securities by purchasing European Depositary Receipts ("EDR"), Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of the Portfolio's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated
       with directly investing in the securities of foreign issuers. Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.


     Target Multi-Cap 100 Portfolio may invest directly in the securities of foreign issuers, while the PMFM Managed Portfolio will invest indirectly in foreign securities through investments in ETFs that invest in foreign securities. In consideration of whether to invest in the securities of a foreign company, the sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The sub-adviser also considers factors relating to the general economic, government, and social conditions of the country or countries where the company is located. Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Illiquid Investments and Restricted Securities

     No Portfolio will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Securities currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days,
(2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand, (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A Portfolio may not be able to sell illiquid securities when the sub-adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid securities may require more time and result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset values.

     Notwithstanding the foregoing, each Portfolio (except the Access U.S. Government Money Market Portfolio) may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Portfolio could affect adversely the marketability of such securities and a Portfolio may be unable to dispose of such securities promptly or at reasonable prices. Each respective sub-adviser, under the supervision of the Adviser and the Board of Trustees, will consider and monitor whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolios' restriction of investing no more than 15% of its net assets in illiquid securities.

Indexed Securities


     Wells S&P REIT Index Portfolio, Shepherd Opportunity Growth Portfolio, PMFM Managed Portfolio and the Potomac Portfolios may purchase indexed securities consistent with each Portfolio's investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.


     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.


     In addition, Wells S&P REIT Index Portfolio, Shepherd Opportunity Growth Portfolio, the Potomac Portfolios and PMFM Managed Portfolio may invest in a range of exchange-traded funds ("ETFs"). ETFs may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS,SM Nasdaq-100 Index Tracking Stock ("QQQs") and iShares. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in
       the value of the underlying portfolio of common stocks. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the AMEX. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 and whose shares trade on the AMEX. The iShare products own the stocks in various sector indexes, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

     As noted in the Prospectus, PMFM Managed Portfolio will generally invest in ETFs and cash or cash equivalent positions. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETFs net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETFs underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolio intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Portfolio may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Portfolio's sub-advisor, believes it is in the Portfolio's interest to do so. The Portfolio's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended ("1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

     There is a risk that the underlying ETFs in which a Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Portfolio intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although each Portfolio believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

     There are risks associated with the potential investment of a Portfolio's assets in fixed income ETFs which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk as described below:

          Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an ETFs portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETFs income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETFs shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in "junk bonds" or lower than investment-grade securities.

          Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the particular ETFs investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities. In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

          Maturity Risk. Maturity risk is another factor that can affect the value of a particular ETFs debt holdings. Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.


          Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by "S&P" or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P and Aa or better by Moody's) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

Investments in Other Investment Companies

     Each Portfolio may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and each Portfolio's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, the Portfolios' shareholders indirectly will bear a Portfolio's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Portfolio's shareholders directly bear in connection with the Portfolio's own operations.


     Under the 1940 Act, a Portfolio may not acquire shares of another investment company (ETFs or other mutual funds) if, immediately after such acquisition, the Portfolio and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock (the "3% Limitation"). Accordingly, each Portfolio is subject to the 3% Limitation unless (i) the ETF or the Portfolio has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies, including the Portfolios, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Portfolios") beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Portfolios. The PMFM Managed Portfolio intends to enter into such an agreement with iShares so that the Portfolio will be permitted to invest in iShares Portfolio in excess of the 3% Limitation. The other Portfolios also may do so in the future. To the extent other ETFs obtain similar exemptive relief from the SEC, the Portfolios may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

     Under the 1940 Act, a Portfolio must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of ETFs, Index Funds and other investment companies and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF, Index Fund or other investment company shares held by a Portfolio, the Portfolio intends to vote such shares in the same proportion as the vote of all other holders of such securities.



Options, Futures and Other Strategies


     General. Shepherd Opportunity Growth Portfolio, the Potomac Portfolios, Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio may invest in certain options, futures contracts and options on futures contracts (collectively, "Financial Instruments"). The use of Financial Instruments is subject to

applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Portfolio's ability to use Financial Instruments may be limited by tax considerations.


     Special Risks. Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Prices may also diverge as a result of differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

     A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. If a Portfolio were unable to close out its positions in a Financial Instrument, it might be required to continue to maintain such assets or accounts or make payments until the Financial Instrument expires or matures. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

     Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above, in compliance with SEC guidelines regarding cover for these instruments. Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.

     Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets. Because options premiums paid or received by a Portfolio are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

     The Portfolios may effectively terminate the right or obligation under an option by entering into a closing transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration. A Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. If a Portfolio were unable to effect a closing transaction for an option it has purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the

Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Over-The-Counter Options on Securities. Shepherd Opportunity Growth Portfolio and the Potomac Portfolios may invest in over-the-counter options ("OTC options"). OTC options generally are established through negotiation with the other party to the option contract and OTC options generally involve greater risk than exchange-traded options. While exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction, OTC options are contracts between a Portfolio and its counterparty with no clearing organization guarantee. Failure by the counterparty to make or take delivery of the underlying investment would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

     Futures Contracts and Options on Futures Contracts. The Potomac Portfolios, PMFM ETF Portfolio and Target Multi-Cap 100 Portfolio may invest in futures contracts. A futures contract (sometimes referred to as "futures") obligates the seller to deliver and the purchaser to take delivery of the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver and the purchaser to take an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

     When a Portfolio writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether the Portfolio realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Portfolio's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. The Portfolios only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position. If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.

     Participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     To the extent that a Portfolio enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in the money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. This policy does not limit to 5% the percentage of a Portfolio's assets that are at risk in futures contracts and options on futures contracts.

     Combined Positions. Shepherd Opportunity Growth Portfolio, the Potomac Portfolios and Target Multi-Cap 100 Portfolio may each purchase and write combined options. A Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Stock Index Options.

     Shepherd Opportunity Growth Portfolio, the Potomac Portfolios, and Target Multi-Cap 100 Portfolio may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

     A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Indices or a more narrower market index, such as the Standard & Poor's
100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     A Portfolio's use of stock index options is subject to certain risks. Successful use by a Portfolio of options on stock indices will be subject to the ability of sub-adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Portfolio. Inasmuch as the Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Portfolio's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Portfolio. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     Foreign Currency Transactions. Target Multi-Cap 100 Portfolio may engage in foreign currency forward contracts, options, and futures transactions. The Portfolio may enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Portfolio invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Portfolio may also be required to make variation margin deposits because the value of futures contracts fluctuates from purchase to maturity. In addition, the Portfolio may earmark or segregate assets to cover its futures contracts obligations.

     Risks and Special Considerations Concerning Target Multi-Cap 100 Portfolio and Foreign Currencies.


     (1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation, and other economic and political conditions. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio may not convert its holdings of foreign currencies to U.S. dollars daily. The Portfolio may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Portfolio buys and sells currencies. The Portfolio may engage in foreign currency exchange transactions in connection with its portfolio investments. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

     (2) Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The sub-adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Portfolio's best interest to do so. The Portfolio will not speculate in foreign currency exchange.

     The Portfolio will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the sub-adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Portfolio will not enter into forward foreign currency exchange contracts with a term longer than one year.

     (3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency.

     Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Portfolio held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Portfolio would not have to exercise its put option. Likewise, if the Portfolio entered into a contract to purchase a security denominated in a foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Portfolio would not have to exercise its call. Instead, the Portfolio could acquire, in the spot market, the amount of foreign currency needed for settlement.

     (4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolio will not purchase or write such options unless and until, in the opinion of the sub-adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     In addition, options on foreign currencies are affected by all of the same factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     (5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Portfolio may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Portfolio may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     (6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the sub-adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Repurchase Agreements


     Each Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. Government Securities. A repurchase agreement is a short term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Portfolio engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolios intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by each sub-adviser to be creditworthy. Repurchase agreements are considered loans collateralized by the securities. No Portfolio may enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

     Reverse Repurchase Agreements. The PMFM Managed Portfolio may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


Swap Agreements


     The Potomac Portfolios and the PMFM Managed Portfolio may enter into equity index swap agreements, consistent with each Portfolio's investment objectives, for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, or differentials in rates of return, earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.


     Most swap agreements entered into by the Portfolios calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Because swap agreements do not involve the delivery of securities or other underlying assets, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

     The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. Each of the Portfolios will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

     Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio illiquid investment limitation. No Portfolio will enter into any swap agreement unless the Portfolio's sub-adviser believes that the other party to the transaction is creditworthy. The Portfolios will not enter into any swap agreement unless the other party to the transaction would be eligible for consideration as a repurchase agreement party under the Portfolios' repurchase agreement guidelines.


     Each Potomac Portfolio and the PMFM Managed Portfolio may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.


     Most swap agreements entered into by the Portfolios calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement generally will equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

     Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

     The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Portfolio also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

     Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Portfolio illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the sub-adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


     Each Potomac Portfolio and the PMFM Managed Portfolio may enter into a swap agreement with respect to an equity market index in circumstances where the sub-adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.


     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The sub-adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

     The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short Sales


     The Potomac Portfolios and the PMFM Managed Portfolio may engage in short sale transactions under which the Portfolio sells a security that it does not own. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The prices at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.


     Until a Portfolio closes its short position or replaces the borrowed stock, the Portfolio will: (1) maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the greater of a) the current value of the stock sold short or b) the value of the stock at the time of the short sale and; or (2) otherwise cover the Portfolio's short position.

     Each Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

Borrowing

     Potomac OTC Plus Portfolio, Potomac Dow 30SM Plus Portfolio, Potomac Mid Cap Plus Portfolio and Portfolio Small Cap Plus Portfolio may borrow money up to 33 1/3% of the value of its total assets for investment purposes, which is a form of leveraging. Purchasing securities with borrowed money is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Portfolio's net asset value and on a Portfolio's investments. Although the principal of such borrowings will be fixed, each Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with money borrowed by a Portfolio is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Lending Portfolio Securities

     Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing any combination of short-term U.S. Government Securities and cash as collateral with the Portfolio. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked-to-market daily. While a Portfolio's securities are on loan, the

Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. Loans would be subject to termination by the lending Portfolio on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Portfolio and that Portfolio's shareholders. A lending Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

Tracking Error

     Several factors may affect the ability of the Potomac Portfolios to track (or inversely track) the performance of their applicable indices. Among these factors are: (1) Portfolio expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Portfolio and securities not include din the target index being held by a Portfolio; (3) an imperfect correlation between the performance of instruments held by a Portfolio, such as futures contracts and options, and the performance of the underlying securities in the case market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Portfolio holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Portfolios' portfolio holdings to comply with that Portfolio's investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leverage Portfolio's investments (which will cause divergence between the Portfolio and its target index over time due to the mathematical effects of leveraging).

     While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Portfolio's short-term performance will reflect such deviation from its target index.


     In the case of the Portfolios whose net asset values are intended to move inversely from their target indices (the Potomac OTC/Short Portfolio, Potomac Small Cap/Short Portfolio and Potomac U.S./Short Portfolio) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Portfolio and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Portfolio's net asset value can be altered significantly over time by a compounding effect. For example, if a Portfolio achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased over that period, a compounding effect for that period would result, causing an increase in the Portfolio's net asset value by a percentage that would be somewhat greater than the percentage that the index's returns decreased. Conversely, if a Portfolio maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease in the Portfolio's net asset value by a percentage that would be somewhat less than the percentage that the index's returns increased.

Real Estate Securities.


     PMFM Managed Portfolio will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Portfolio may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes in interest rates.


Zero Coupon Securities.


     PMFM Managed Portfolio may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. An investor must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.


Forward Commitment & When Issued Securities


     Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio may purchase securities on a when-issued basis or for settlement at a future date. When a Portfolio agrees to purchase securities on this basis, the Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In such purchase transactions, the price of the securities purchased is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. The Portfolio will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold on a forward basis for a Portfolio, the Portfolio will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Portfolio would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Portfolio may sell such a security prior to the settlement date if the sub-adviser felt such action is appropriate. In such a case, the Portfolio could incur a short-term gain or loss.



INVESTMENT RESTRICTIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Portfolio and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of any Portfolio. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of a Portfolio means the lesser of: (a) 67% or more of the outstanding shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at such meeting, or (b) more than 50% of the outstanding shares of the Portfolio. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders, to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental.


     1. Borrowing Money. The Portfolios will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Portfolio's total assets at the time when the borrowing is made. This limitation does not preclude any Portfolio from entering into reverse repurchase transactions, provided that the Portfolio has an asset coverage of 300% for all borrowings and repurchase commitments of the Portfolio's pursuant to reverse repurchase transactions.

     2. Senior Securities. The Portfolios will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by any Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Portfolios will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of investment portfolio securities, including restricted securities, the Portfolios may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Portfolios will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude any Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts. This limitation does not preclude the Wells S&P REIT Index Portfolio from investing at least 80% of its assets in real estate investment trusts that are part of the S&P REIT Index.

     5. Commodities. The Portfolios will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude any Portfolio from purchasing or selling indexed securities, swap agreements, options, futures or related contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Portfolios will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Portfolio will invest 25% or more of its total assets in a particular industry, except that (1) the Wells S&P REIT Index Portfolio will invest at least 25% of its assets in securities of issues in the real estate industry and (2) the Target Multi-Cap 100 Portfolio may invest more than 25% of its assets in the securities of issuers in any single industry if the Portfolio's investment strategy selects securities in a manner that results in such a concentration. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. The Wells S&P REIT IndexSM Portfolio, Shepherd Opportunity Growth Portfolio, and Access U.S. Government Money Market Portfolio will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Portfolio will be invested in cash and cash items, including receivables, Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount, determined immediately after the latest acquisition of securities of the issuer, not greater in value than 5% of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.


     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Portfolio and are non-fundamental ("Non-Fundamental"), see "Investment Limitations - Fundamental" above.


     1. Pledging. The Portfolios will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of any Portfolio except as may be necessary in connection with borrowings described above or in connection with the purchase or sale of securities on a delayed delivery basis. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, options on futures, forward contracts, swaps, caps, floors, collars, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. No Portfolio will purchase any security while borrowings, including reverse repurchase agreements, representing more than one third of its total assets are outstanding.

     3. Margin Purchases. No Portfolio will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Portfolio for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Illiquid Investments. No Portfolio will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.


     5. 80% Investment Policy. Under normal circumstances, the Potomac Portfolios will each invest at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that, for each Potomac Plus Portfolio, correspond to 125% of its respective index and, for each Potomac Short Portfolio, that inversely correspond to its respective index. Target Multi-Cap 100 Portfolio will invest at least 80% of the total assets of the Portfolio in accordance with its investment strategy. No Portfolio will change its respective 80% investment policy unless the applicable Portfolio's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the applicable Portfolio's shareholders.


THE INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser


     The investment adviser to each of the Portfolios is Access Fund Management, LLC, 28050 US Hwy. 19 N., Suite 301, Clearwater, Florida, 33761. The Adviser was organized as a Florida limited liability company in 2003. Michael V. Williams is the sole member of the Adviser, is a manager of the Adviser, and may be deemed to control the Adviser.

     Under the terms of a management agreement (the "Agreement"), the Adviser manages each Portfolio's investments subject to approval of the Board of Trustees. As compensation for its management services, each Portfolio is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average value of its daily net assets. The Trust bears all other expenses that are not assumed by the Adviser. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Portfolio may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation. Effective May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees to the extent necessary to maintain each Portfolio's total operating expenses (excluding brokerage costs; borrowing costs (such as (a) interest, and (b) dividend expenses on securities sold short); taxes; and extraordinary or non-recurring expenses) at 1.45% of the Portfolio's average daily net assets for that period. Any waiver is subject to repayment by the Portfolio within the three fiscal years following the year in which such waiver occurred, if the Portfolio is able to make the payment without exceeding the

1.45% expense limitation. Such repayment will only occur after the applicable sub-adviser has been fully repaid for any fee waiver or expense reimbursement under the Sub-Adviser's Letter Agreement. For the period May 1, 2003 (commencement of operations) through December 31, 2003, the Portfolios paid the Adviser the following investment advisory fees:


                               ADVISORY FEES PAID
                                                   For the period May 1, 2003
                Portfolio                         (commencement of operations)
                                                    through December 31, 2003
     Wells S&P REIT  IndexSM  Portfolio                       $0
     Potomac OTC Plus  Portfolio                           $24,115
     Potomac Dow 30SM Plus  Portfolio                         $0
     Access U.S.  Government  Money  Market Portfolio      $33,676
     Shepherd  Opportunity Growth Portfolio1                  N/A
     Potomac Small Cap Plus  Portfolio1                       N/A
     Potomac  Mid Cap  Plus  Portfolio1                       N/A
     Potomac OTC/Short  Portfolio1                            N/A
     Potomac Small  Cap/Short  Portfolio1                     N/A
     Potomac U.S./Short  Portfolio1                           N/A
     Target Multi-Cap 100 Portfolio1                          N/A
     PMFM Managed Portfolio1                                  N/A

     1 Did not pay any advisory fees for the period because the Portfolio had not commenced operations.

     The Adviser retains the right to use the name "Access" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Access" automatically ceases ninety (90) days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to insurance companies or other financial institutions that provide shareholder services and administer shareholder accounts. Insurance companies or other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. Each Portfolio may from time to time purchase securities issued by insurance companies or other financial institutions that provide such services, however, in selecting investments for a Portfolio, no preference will be shown for such securities.

     The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisers

     The sub-adviser to Wells S&P REIT Index Portfolio is Wells Asset Management, Inc. ("Wells"), 6200 The Corners Parkway, Atlanta, Georgia 30092. Leo F. Wells III, as the controlling shareholder of Wells, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr.

Wells is the president and CEO of Wells, Wells Capital, Inc., and various other related companies. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. Under the terms of the sub-advisory agreement with the Adviser, Wells receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.40% of the average daily net assets of the Portfolio. Effective May 1, 2004 through April 30, 2005, Wells has contractually agreed to waive fees or reimburse other expenses of the Portfolio to the extent necessary to maintain the Portfolio's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Portfolio's average daily net assets for that period. The Adviser has agreed to waive its fees in an amount equal to the sub-adviser's fee waiver during the period. Any waiver or reimbursement of operating expenses is subject to repayment by the Portfolio within the three fiscal years following the year in which such waiver or reimbursement occurred, if the Portfolio is able to make the payment without exceeding the 1.50% expense limitation. For the period May 1, 2003 (commencement of operations) through December 31, 2003, Wells received no fees from the Adviser for these services.


     Wells retains the right to use the name "Wells" in connection with another investment company or business enterprise with which Wells is or may become associated. The Trust's right to use the name "Wells" automatically ceases ninety (90) days after termination of the sub-advisory agreement and may be withdrawn by Wells on ninety days written notice.


     Wells has retained PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland manage the Wells S&P REIT Index Portfolio's investments. The 2003 Dynamic Irrevocable Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young may be deemed to control Rydex. For its services, Rydex receives an annual fee from Wells equal to 0.20% of the combined average daily net assets of the Portfolio and the Wells S&P Index Portfolio, both a series of the Wells Family of Real Estate Portfolios, up to $100,000,000, 0.15% of such assets from $100,000,000 to $500,000,000 and 0.10% of such assets in excess of $500,000,000; subject to a minimum monthly fee of $10,000. For the period May 1, 2003 (commencement of operations) through December 31, 2003, Rydex received $872.03 from Wells for these services.

     The sub-adviser to Shepherd Opportunity Growth Portfolio is Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell"). Nye, Parnell was formed in 1986. Paul Dietrich owns 71% of the equity in Eton Court Asset Management, Ltd. ("Eton Court"), which owns 100% of Nye, Parnell. Mr. Dietrich is President/Managing Director of Eton Court. Waterside Capital of Norfolk, Virginia owns the remaining 29% of the equity in Eton Court. Under the terms of a sub-advisory agreement with the Adviser, Nye, Parnell receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.40% of the average daily net assets of the Portfolio. Effective May 1, 2004 through April 30, 2005, Nye, Parnell has contractually agreed to waive fees or reimburse other expenses of the Portfolio to the extent necessary to maintain the Portfolio's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Portfolio's average daily net assets for that period. Any waiver or reimbursement of operating expenses is subject to repayment by the Portfolio within the three fiscal years following the year in which such waiver or reimbursement occurred, if the Portfolio is able to make the payment without exceeding the 1.50% expense limitation.


     Nye, Parnell retains the right to use the name "Shepherd" in connection with another investment company or business enterprise with which Nye, Parnell is or may become associated. The Trust's right to use the name "Shepherd" automatically ceases ninety (90) days after termination of the sub-advisory agreement and may be withdrawn by Nye, Parnell on ninety days written notice.


     The sub-adviser to the Potomac Portfolios and Access U.S. Government Money Market Portfolio is Rafferty Asset Management, LLC ("Rafferty"), 500 Fifth Avenue, Suite 415, New York, New York 10110. Rafferty was organized as a New York limited liability corporation in June 1997. Under the terms of a sub-advisory agreement with the Adviser, Rafferty receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.40% of the average daily net assets of the Portfolio. Effective May 1, 2004 through April 30, 2005, Rafferty has contractually agreed to waive fees or reimburse other expenses of each of the Potomac Portfolios it manages to the extent necessary to maintain the Potomac Portfolios' total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Portfolio's average daily net assets for that period. The Adviser has agreed to waive its fees in an amount equal to the sub-adviser's fee waiver during the period. Any waiver or reimbursement of operating expenses is subject to repayment by the Potomac Portfolios within the three fiscal years following the year in which such waiver or reimbursement occurred, if the Portfolio is able to make the payment without exceeding the relevant expense limitation. Effective May 1, 2004 through April 30, 2005, the Adviser and Rafferty have contractually agreed to waive management fees and/or reimburse expenses to the extent necessary to maintain total operating expenses of the Access U.S. Government Money Market Portfolio at a level which will permit the Portfolio to maintain a net asset value of $1.00 per share. For the period May 1, 2003 (commencement of operations) through December 31, 2003, Rafferty received fees of $24,115 and $33,676 from the Adviser for services to the Potomac OTC Plus Portfolio and Access U.S. Government Money Market Portfolio, respectively. During the same period, Rafferty received no fees from the Adviser for services to the Potomac Dow 30sm Plus Portfolio.


     Rafferty retains the right to use the name "Potomac" in connection with another investment company or business enterprise with which Rafferty is or may become associated. The Trust's right to use the name "Potomac" automatically ceases ninety (90) days after termination of the sub-advisory agreement and may be withdrawn by Rafferty on ninety days written notice.

     The sub-advisor to PMFM Managed Portfolio is PMFM, Inc., ("PMFM") 1551 Jennings Mill Road, Suite 2400A, Bogart, Georgia 30622. PMFM, organized as a Georgia corporation, is controlled by Donald Lawrence Beasley and Timothy Allen Chapman. The executives and members of the advisory staff of the PMFM have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1991. PMFM currently has approximately [$445] million in assets under management. Under the terms of a sub-advisory agreement with the Adviser, PMFM receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.40% of the average daily net assets of the Portfolio. Effective May 1, 2004 through April 30, 2005, PMFM has contractually agreed to waive fees or reimburse other expenses of the Portfolio to the extent necessary to maintain the Portfolio's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Portfolio's average daily net assets for that period. The Adviser has agreed to waive its fees in an amount equal to the sub-adviser's fee waiver during the period. Any waiver or reimbursement of operating expenses is subject to repayment by the Portfolio within the three fiscal years following the year in which such waiver or reimbursement occurred, if the Portfolio is able to make the payment without exceeding the 1.50% expense limitation.

     PMFM retains the right to use the name "PMFM" in connection with another investment company or business enterprise with which PMFM is or may become associated. The Trust's right to sue the name "PMFM" automatically ceases ninety
(90) days after termination of the sub-advisory agreement and may be withdrawn by PMFM on ninety days written notice.


     The sub-adviser to Target Multi-Cap 100 Portfolio is First Trust Advisors L.P., ("First Trust") 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. First Trust is an Illinois limited partnership formed in 1991, with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and The Charger Corporation. Under the terms of the sub-advisory agreement with the Adviser, First Trust receives an annual fee from the Adviser equal to 0.30% of the average daily net assets of the Portfolio. First Trust has voluntarily agreed to waive its fees until the date on which the Target Multi-Cap 100 Portfolio first reaches $15 million in assets.

     First Trust retains the right to use the name "Target" in connection with another investment company or business enterprise with which First Trust is or may become associated. The Trust's right to sue the name "Target" automatically ceases ninety (90) days after termination of the sub-advisory agreement and may be withdrawn by First Trust on ninety days written notice.

     For purposes of each sub-adviser's fee waiver and expense reimbursement obligations described above, "operating expenses" of a Portfolio, include: (i) legal, auditing and accounting expenses; (ii) registration fees under federal and state securities laws; (iii) insurance expenses; (iv) fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Portfolio; (v) expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Portfolio; (vi) the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; (vii) expenses of shareholders' meetings and proxy solicitations; (viii) advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Portfolio's shares that the Portfolio is authorized to pay pursuant to Rule 12b-1 under the Act; (ix) fees paid to the Adviser, (x) fees and expenses of the non-interested person Trustees, and (xi) the cost of preparing and distributing reports and notices to shareholders, and the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders.

     Subject always to the control of the Board of Trustees, each sub-adviser, at its expense, furnishes continuously an investment program for each Portfolio sub-advised by that sub-adviser. Each sub-adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each sub-adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the respective Portfolio sub-advised by that sub-adviser. Each sub-adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. Each sub-adviser pays all expenses incurred by it in connection with its activities under its sub-advisory agreement with the Adviser other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the respective Portfolio sub-advised by that sub-adviser. In the case of Wells S&P REIT Index Portfolio, Wells has delegated these duties to Rydex.

Approval of Agreements

Approval of Management Agreement


     Access Fund Management, LLC ("Access") is the Portfolios' current investment manager. Prior to April 1, 2004, Michael V. Williams and Mark T. Bolt were the sole members of Access. On or about April 1, 2004, Mr. Williams acquired all of Mr. Bolt's membership interest in Access, becoming the 100% owner of Access. Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a mutual fund management agreement automatically terminates in the event of its assignment. Under the Investment Company Act, a change of control of the manager results in an assignment and termination of the manager's management agreements. The sale by Mr. Bolt of his interest in Access to Mr. Williams caused a change of control of Access and the automatic termination of the old management agreement between Access and the Trust. On March 3, 2004, the Board of Trustees approved an interim management agreement to take effect upon the change of control. Subject to shareholder approval, the Board of Trustees also approved a new management agreement for the Portfolios with Access. At a Special Shareholder Meeting on April 26, 2004, the shareholders of each Portfolio approved of the new management agreement with Access. The new management agreement is identical in all material respects to the previous management agreement, with the exception of technical amendments arising from changes in the date of its execution, effectiveness and termination.

     At its March 3, 2004 meeting, the Board of Trustees determined that continuity and efficiency of portfolio investment advisory services after the change of control of Access could best be assured by approving the new management agreement. The Board believed that the new management agreement would enable the Trust to continue to obtain management services of high quality at costs that it deems appropriate and reasonable and that approval of the new management agreement was in the best interests of the Trust and the shareholders of each of the Portfolios. The Board, including the Independent Trustees, evaluated the new management agreement with Access for each of the Portfolios and the impact on the Portfolios of retaining Access as the investment manager of the Portfolios. Mr. Williams of Access discussed with the other Trustees the reasons for the change of control at Access, the experience and background of the individual employees of Access, the ability of Access to perform under the terms of the proposed new agreement, and Access' financial condition. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Access, including a memorandum discussing the operations of Access and financial information, and discussed the proposed new agreement. The Independent Trustees met separately with legal counsel.

     The Board gave careful consideration to factors deemed relevant to the Trust and the Portfolios, including, but not limited to (i) the performance of the Portfolios since commencement of its operations, (ii) the fact that Mr. Bolt intended to remain an employee of Access, (iii) the experience, reputation, qualifications and background of Access personnel; and (iv) the fact that there will be no diminution in the nature and quality of operations and services that Access will continue to provide to the Portfolios as a result of the change of control.

     The Board discussed at length with Mr. Williams the plans and current activities of Access that are intended to benefit the Trust. The Board viewed as significant the representation of Access that the same persons who are presently responsible for the investment advisory operations of the Portfolios will continue in such positions following the change in control, that no changes in the investment manager's method of operations or location are expected, and that the terms of the new agreement are identical to the previous agreement.

     As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreement is in the best interests of the Trust and of the Portfolios and the shareholders thereof. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

Approval  of  Sub-Advisory  and  Sub-Sub  Advisory   Agreements  -  Wells  Asset
     Management, Inc./Rydex Global Advisors



     The Board of Trustees considered and renewed the Sub-Advisory Agreement between the Adviser and Wells, with respect to the Wells S&P REIT Index Portfolio, at a meeting held on March 3, 2004. At that meeting, the Trustees also approved the sub-sub-advisory agreement between Wells and Rydex, with respect to the Wells S&P REIT Index Portfolio. Counsel to the Trust reviewed the terms of the proposed Agreements. The Trustees discussed the proposed relationship between the Adviser and Wells, and the proposed relationship between Wells and Rydex and the fees to be paid to each. They noted that the Wells S&P REIT Index Portfolio would be paying no fees directly to either Wells or Rydex. Rydex served as the sub-adviser to the Wells S&P REIT Index Portfolio pursuant to a sub-advisory agreement between Wells and Rydex that went into effect on May 1, 2003 and would have been effective until April 30, 2005. The previous sub-advisory agreement was approved by the Board of Trustees on April 9, 2003 and was approved by the shareholders of the Wells S&P REIT Index Portfolio on April 23, 2003, as the initial sub-advisory agreement for the Portfolio. Rydex is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Albert P. "Skip" Viragh, Jr. controlled the Viragh Family Trust. Upon Mr. Viragh's death, there was a change of control of the Viragh Family Trust. This change of control of the Viragh Family Trust resulted in a change of control of Rydex, which in turn resulted in the termination of the investment sub-advisory agreement between Rydex and Wells. Shortly after Mr. Viragh's death, the Board of Trustees approved an interim sub-advisory agreement for the Wells S&P REIT Index Portfolio between Rydex and Wells. Pursuant to the Investment Company Act, the shareholders of the Wells S&P REIT Index Portfolio must approve a new sub-advisory agreement within 150 days from the date on which the previous agreement terminated. On March 3, 2004, the Board of Trustees approved the adoption of a new sub-advisory agreement for the Wells S&P REIT Index Portfolio between Rydex and Wells, subject to shareholder approval. At a Special Shareholder Meeting on April 26, 2004, the shareholders of Wells S&P REIT Index Portfolio approved of the new sub-advisory agreement.

     At a meeting of the Board of Trustees held on March 3, 2004, the Board determined that continuity and efficiency of portfolio investment sub-advisory services after the change of control of Rydex could best be assured by approving the new sub-advisory agreement. The Board believed that the new sub-advisory agreement would enable the Wells S&P REIT Index Portfolio to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new sub-advisory agreement was in the best interests of the Trust and the shareholders of the Wells S&P REIT Index Portfolio. The Board, including the Independent Trustees, evaluated the impact of the proposed new sub-advisory agreement on the Wells S&P REIT Index Portfolio. In evaluating the impact, the Board, including the Independent Trustees, requested, reviewed and discussed, with the assistance of legal counsel, information about the Wells S&P REIT Index Portfolio's performance since inception and the terms of the proposed new agreement. A representative of Rydex participated in the meeting by telephone and discussed with the Board all personnel changes at Rydex since the change in control, the current financial condition of Rydex and the firm's plans for the future. The Independent Trustees met separately with legal counsel.

     In making this recommendation, the Trustees primarily evaluated their satisfaction with the experience, reputation, qualifications and background of Rydex's investment personnel and the nature and quality of operations and services that Rydex will continue to provide the Wells S&P REIT Index Portfolio with no change in fees. The Board viewed as significant the representation of Rydex that the same persons who are presently responsible for the investment advisory operations of the Wells S&P REIT Index Portfolio will continue in such positions following the change in control, that no changes in Rydex's method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Wells S&P REIT Index Portfolio will result from that change of control.

     The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Wells S&P REIT Index Portfolio, including, but not limited to
(i) the performance of the Wells S&P REIT Index Portfolio since the commencement of its operations, (ii) the investment objective and policies of the Wells S&P REIT Index Portfolio, (iii) the financial condition of Rydex, and (iv) the fact that the terms of the new agreement are substantially identical to the current agreement.

     As a result of their considerations, the Board of Trustees, including all of the independent Trustees, determined that the new sub-advisory agreement is in the best interests of the Wells S&P REIT Index Portfolio and its shareholders. Accordingly, the Board of Trustees, by separate vote of the independent Trustees and the entire Board of Trustees, unanimously approved the new agreement and voted to recommend it to shareholders for approval.


Approval of Sub-Advisory  Agreement - Nye, Parnell & Emerson Capital Management,
     Inc.


     The Board of Trustees considered and renewed the Sub-Advisory Agreement between the Adviser and Nye, Parnell, with respect to the Shepherd Opportunity Growth Portfolio, at a meeting held on March 3, 2004. Counsel to the Trust reviewed the terms of the proposed Agreement. The Trustees discussed the proposed relationship between the Adviser and Nye, Parnell, and the fees to be paid to each. They noted that the Portfolio would be paying no fees directly to Nye, Parnell. Paul Deitrich of Nye, Parnell joined the meeting to discuss the approval of the Agreement. Mr. Deitrich described his firm and its personnel, as well as the investment philosophy and techniques that would be used in connection with the Portfolio. He noted that the Portfolio might from time to time take defensive positions and would not be fully invested at those times. He discussed with the Trustees his firm's values-based screening process, and how that process would affect the composition of the Portfolio's portfolio. The Trustees reviewed the firm's Code of Ethics, and Mr. Deitrich certified that there were procedures in place reasonably designed to prevent and detect violations of the Code. Mr. Deitrich noted that there would be no soft dollar arrangements in place. The Independent Trustees then met separately with legal counsel. When the remaining participants re-joined the meeting, the Trustees discussed the nature and quality of the services that were expected to be provided by Nye, Parnell and, based upon the information provided, it was the Board's consensus that the proposed fees to be paid to Nye, Parnell pursuant to the Agreement were reasonable. The Trustees determined that the overall arrangement provided under the terms of the proposed Agreement was a reasonable business arrangement, and that the Agreement should be approved.



Approval of Sub-Advisory Agreements - Rafferty Asset Management, LLC


     The Board of Trustees considered and renewed the Sub-Advisory Agreements between the Adviser and Rafferty, with respect to the Potomac Dow 30 Plus Portfolio, the Potomac OTC Plus Portfolio and the Access U.S. Government Money Market Portfolio, at a meeting held on March 3, 2004 and approved a new Sub-Advisory Agreement between the Adviser and Rafferty with respect to the Potomac Mid Cap Plus Portfolio, the Potomac Small Cap Plus Portfolio, the Potomac OTC/Short Cap Portfolio, the Potomac Small Cap/Short Portfolio and the Potomac U.S./Short Portfolio. Counsel to the Trust reviewed the terms of the proposed Agreements. The Trustees discussed the proposed relationship between the Adviser and Rafferty, and the fees to be paid to each. They noted that the Portfolios would be paying no fees directly to Rafferty. Daniel O'Neill joined the meeting to discuss the approval of the Agreement. He described the firm, its personnel, and the investment philosophy that would be used in connection with the Portfolios. He noted that the Portfolios would generally be fully invested, and described some of the more aggressive techniques that would be used. He assured the Board that there would be no soft dollar arrangements in place. The Trustees reviewed the firm's Code of Ethics, and Mr. O'Neill certified that there were procedures in place reasonably designed to prevent and detect violations of the Code. The Trustees then reviewed a recent balance sheet and income statement from Rafferty, and information regarding the prior performance of the sub-adviser. The Independent Trustees then met separately with legal counsel. When the remaining participants re-joined the meeting, the Trustees discussed the nature and quality of the services that were expected to be provided by Rafferty and, based upon the information provided, it was the Board's consensus that the proposed fees to be paid to Rafferty pursuant to the Agreements were reasonable. The Trustees determined that the overall arrangements provided under the terms of the proposed Agreements were reasonable business arrangements, and that the Agreements should be approved with respect to the three Portfolios.

Approval of Sub-Advisory Agreement - PMFM, Inc.


     The Board of Trustees approved the Sub-Advisory Agreement between the Adviser and PMFM, Inc., with respect to the PMFM Managed Portfolio, at a meeting held on March 3, 2004. The Trustees discussed the proposed relationship between the Adviser and PMFM, and the fees to be paid to each. They noted that the PMFM Managed Portfolio would be paying no fees directly to PMFM. The Board met with Frank Regan, the Vice President of Marketing at PMFM, Inc. and Mr. Regan presented an overview of the background and products of PMFM. Mr. Regan described the firm, its personnel, and the investment philosophy that would be used in connection with the PMFM Managed Portfolio. The Trustees reviewed PMFM's Code of Ethics, a recent balance sheet and income statement, and information regarding the prior performance of the sub-adviser. The Independent Trustees then met separately with legal counsel. When the remaining participants re-joined the meeting, the Trustees discussed the nature and quality of the services that were expected to be provided by PMFM and, based upon the information provided, it was the Board's consensus that the proposed fees to be paid to PMFM pursuant to the Agreements were reasonable. The Trustees determined that the overall arrangements provided under the terms of the proposed Agreements were reasonable business arrangements, and that the Agreements should be approved with respect to the PMFM Managed Portfolio.


Approval of Sub-Advisory Agreement - First Trust Advisors L.P.


     The Board of Trustees approved the Sub-Advisory Agreement between the Adviser and First Trust Advisors L.P., with respect to the Target Multi-Cap 100 Portfolio, at a meeting held on March 3, 2004. The Trustees discussed the proposed relationship between the Adviser and First Trust, and the fees to be paid to each. They noted that the Target Multi-Cap 100 Portfolio would be paying no fees directly to First Trust. The Board met with Charles Bradley, the Senior Vice President of the Advisor at First Trust. Mr. Bradley presented to the an overview of the background and products of First Trust to the Board as well. Mr. Bradley described the firm, its personnel, and the investment philosophy that would be used in connection with the Target Multi-Cap 100 Portfolio. The Trustees reviewed First Trust's Code of Ethics, a recent balance sheet and income statement, and information regarding the prior performance of the sub-adviser. The Independent Trustees then met separately with legal counsel. When the remaining participants re-joined the meeting, the Trustees discussed the nature and quality of the services that were expected to be provided by First Trust and, based upon the information provided, it was the Board's consensus that the proposed fees to be paid to First Trust pursuant to the Agreements were reasonable. The Trustees determined that the overall arrangements provided under the terms of the proposed Agreements were reasonable business arrangements, and that the Agreements should be approved with respect to the Target Multi-Cap 100 Portfolio.

DISTRIBUTION PLAN

     Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits each Portfolio to pay directly, or reimburse the Adviser and the Trust's distributor, for distribution expenses in an amount not to exceed 0.25% of the average daily net assets of each Portfolio. Under the Plan, the Trust may engage in any activities related to the distribution of each Portfolios' shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, insurance companies, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Portfolio regarding the purchase, sale or retention of shares, or that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Portfolio and its shareholders; (b) payments made to securities dealers or other financial intermediaries, insurance companies, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Portfolio's transfer agent, including, but not limited to, allocated overhead, office space and equipment, computer programming expense, telephone facilities and expenses, answering routine inquiries regarding the Portfolio, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request;
(c) expenses of maintaining personnel (including personnel of organizations with which the Portfolio has entered into agreements related to this Plan) who engage in or support distribution of shares (including training costs); (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Portfolio for recipients other than existing shareholders of the Portfolio; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Portfolio may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan.

     The Trustees expect that the Plan may significantly enhance each Portfolio's ability to distribute its shares. The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of any of the Portfolios and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. The Trustees must approve continuation of the Plan and the related agreements annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of each Portfolio. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the outstanding shares of each Portfolio, and all material amendments to the Plan or any related agreement must be approved by the Board of Trustees, including a majority of the independent Trustees. For the period May 1, 2003 through (commencement of operations) through December 31, 2003, each Portfolio paid the following distribution fees:


                             DISTRIBUTION FEES PAID
                                                    For the period May 1, 2003
                 Portfolio                         (commencement of operations)
                                                     through December 31, 2003
     Wells S&P REIT IndexSM  Portfolio                       $1,219
     Potomac OTC Plus Portfolio                             $14,920

                             DISTRIBUTION FEES PAID
                                                    For the period May 1, 2003
                 Portfolio                         (commencement of operations)
                                                     through December 31, 2003
     Potomac Dow 30SM Plus Portfolio                         $1,866
     Access U.S.  Government Money Market Portfolio            $0
     Shepherd  Opportunity  Growth Portfolio1                  N/A
     Potomac Small Cap Plus Portfolio1                         N/A
     Potomac Mid Cap Plus  Portfolio1                          N/A
     Potomac  OTC/Short Portfolio1                             N/A
     Potomac Small  Cap/Short  Portfolio1                      N/A
     Potomac  U.S./Short Portfolio1                            N/A
     Target Multi-Cap 100 Portfolio1                           N/A
     PMFM Managed  Portfolio1                                  N/A

     1 Did not pay any distribution fees for the period because the Portfolios had not commenced operations.

TRUSTEES AND OFFICERS


     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Trust is not part of a fund complex, and each Trustee oversees each Portfolio.


     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


-------------------------------- ----------------------------- -------------------------------------- ---------------
                                 Position(s) Held With Trust    Principal Occupations During Past 5       Other
     Name, Age and Address        and Length of Time Served                    Years                  Directorships
                                                                                                         Held by
                                                                                                         Trustee
-------------------------------- ----------------------------- -------------------------------------- ---------------
-------------------------------- ----------------------------- -------------------------------------- ---------------
Michael V. Williams1                Trustee, President and       Marketing VP with Western Reserve         None
28050 U.S. Highway 19 North          Treasurer since 2003        Life from 1990 to September 2002;
Suite 301                                                         President of the Adviser since
Clearwater, Florida 33761                                           December 2002; President of
Year of Birth: 1948                                            Insurance Technology Group, Inc., an
                                                                 internet marketing platform, and
                                                                Executive VP of C.O.R.E. Marketing,
                                                                Inc., an insurance wholesale firm,
                                                                       since September 2002
-------------------------------- ----------------------------- -------------------------------------- ---------------
-------------------------------- ----------------------------- -------------------------------------- ---------------
Mark Bolt                                                      President, Doulas Financial Group, a        N/A
431 N. Pennsylvania Street           Secretary since 2004           marketing firm, since 2001
Indianapolis, IN 46204
Year of Birth: 1953

-------------------------------- ----------------------------- -------------------------------------- ---------------
1 Mr. Williams may be deemed to be an "interested person" of the Trust because he is President of Access Fund Management, LLC, the investment adviser to each of the Portfolios.


     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

-------------------------------- ------------------ --------------------------------------------- -----------------
                                 Position(s) Held Other
     Name, Age and Address        With Trust and     Principal Occupations During Past 5 Years     Directorships
                                     Length of                                                    Held by Trustee
                                   Time Served
-------------------------------- ------------------ --------------------------------------------- -----------------
-------------------------------- ------------------ --------------------------------------------- -----------------
Gary E. Hippenstiel                                 Director, Vice President and Chief            Trustee of
431 N. Pennsylvania Street         Trustee since    Investment Officer of Legacy Trust Company    AmeriPrime
Indianapolis, IN 46204                 2003         since 1992.                                   Funds since
Year of Birth:  1947                                                                              1995; Trustee
                                                                                                  of Ameriprime
                                                                                                  Advisors Trust
                                                                                                  and Unified
                                                                                                  Series Trust
                                                                                                  since 2002;
                                                                                                  Trustee of
                                                                                                  CCMI Funds
                                                                                                  since June
                                                                                                  2003.
-------------------------------- ------------------ --------------------------------------------- -----------------
-------------------------------- ------------------ --------------------------------------------- -----------------
Mark W. Muller                                      President of JAMAR Resources, Inc., a
431 N. Pennsylvania Street         Trustee since    manufacturers' representative firm,                 None
Indianapolis, IN 46204                 2003         September 2001 to present; Account Manager
Year of Birth:  1964                                for SCI, Inc., a custom manufacturer, from
                                                    April 2000 to September
                                                    2001. Account Manager for
                                                    Clarion Technologies, a
                                                    manufacturer of automotive,
                                                    heavy truck, and consumer
                                                    goods, from 1996 to April
                                                    2000. Trustee of AmeriPrime
                                                    Funds and AmeriPrime
                                                    Advisors Trust until
                                                    December 2002.
-------------------------------- ------------------ --------------------------------------------- -----------------
-------------------------------- ------------------ --------------------------------------------- -----------------
Richard J. Wright, Jr.                              Various positions with Texas Instruments, a
431 N. Pennsylvania Street         Trustee since    technology company, since 1995, including           None
Indianapolis, IN 46204                 2003         the following:  Program Manager for Semi-
Year of Birth:  1962                                Conductor Business Opportunity Managment
                                                    System, 1998 to present;
                                                    Development Manager for
                                                    web-based interface, 1999 to
                                                    present; Systems Manager for
                                                    Semi-Conductor Business
                                                    Opportunity Management
                                                    System, 1997 to 1998;
                                                    Development Manager for
                                                    Acquisition Manager,
                                                    1996-1997; Operations
                                                    Manager for Procurement
                                                    Systems, 1994-1997. Trustee
                                                    of AmeriPrime Funds and
                                                    AmeriPrime Advisors Trust
                                                    until December 2002.
-------------------------------- ------------------ --------------------------------------------- -----------------

     The Trust's audit committee consists of Gary E. Hippenstiel, Mark W, Muller and Richard J. Wright. The audit committee is responsible for overseeing each Portfolio's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Portfolio's financial statements and the independent audit of the financial statements; and acting as a liaison between each Portfolio's independent auditors and the full Board of Trustees. The audit committee met one time during the fiscal period ended December 31, 2003.

     As of December 31, 2003, the Trustees and officers of the Trust owned no shares of the Portfolios.

     No officer, director or employee of the Adviser receives any compensation from any Portfolio for acting as a Trustee or officer of the Trust. The compensation paid to the Trustees for the period May 1, 2003 (commencement of operations) through December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

     -------------------------- ---------------------------------------- -----------------------------------------
                                        Aggregate Compensation              Total Compensation from Trust and
               Name                           from Trust                            Portfolio Complex*
     -------------------------- ---------------------------------------- -----------------------------------------
     -------------------------- ---------------------------------------- -----------------------------------------
     Michael V. Williams                         None                                      None
     -------------------------- ---------------------------------------- -----------------------------------------
     -------------------------- ---------------------------------------- -----------------------------------------
     Gary E. Hippenstiel                        $1,500                                    $1,500
     -------------------------- ---------------------------------------- -----------------------------------------
     -------------------------- ---------------------------------------- -----------------------------------------
     Mark W. Muller                             $1,500                                    $1,500
     -------------------------- ---------------------------------------- -----------------------------------------
     -------------------------- ---------------------------------------- -----------------------------------------
     Richard J. Wright                          $1,500                                    $1,500
     -------------------------- ---------------------------------------- -----------------------------------------

     *For purposes of this table, "Portfolio Complex" means one or more mutual Portfolios, including the Portfolios, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, each sub-adviser is responsible for the applicable Portfolio's investment decisions and the placing of each Portfolio's investment transactions. In placing investment transactions, each sub-adviser seeks the best qualitative execution for the applicable Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Each sub-adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, each sub-adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     Each sub-adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the applicable Portfolio and/or the other accounts over which the sub-adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or that sub-adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom each Portfolio effects securities transactions may also be used by the sub-advisers in servicing accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the sub-adviser in connection with its services to a Portfolio. Although research services and other information are useful to the Portfolios and the sub-adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the sub-advisers that the review and study of the research and other information will not reduce the overall cost to the sub-adviser of performing duties for each Portfolio under the sub-advisory agreements.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When a Portfolio and other clients of a sub-adviser seek to purchase or sell the same security at or about the same time, the sub-adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolio because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular investment security if the other client desires to sell the same investment security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Each sub-adviser, taking into account such factors as the size of the individual orders and transaction costs, when that sub-adviser believes adjustment is reasonable, may adjust the allocation. For the period May 1, 2003 (commencement of operations) through December 31, 2003, the Portfolios paid the following brokerage commissions:


                           BROKERAGE COMMISSIONS PAID
                                                     For the period May 1, 2003
                Portfolio                           (commencement of operations)
                                                      through December 31, 2003
     Wells S&P REIT IndexSM Portfolio                         $1,634
     Potomac OTC Plus Portfolio                              $72,130
     Potomac Dow 30SM  Plus Portfolio                          $645
     Access U.S. Government Money Market Portfolio              $0
     Shepherd Opportunity Growth Portfolio1                     N/A
     Potomac Small Cap Plus Portfolio1                          N/A
     Potomac Mid Cap Plus Portfolio1                            N/A
     Potomac OTC/Short Portfolio1                               N/A
     Potomac Small Cap/Short Portfolio1                         N/A
     Potomac U.S./Short Portfolio1                              N/A
     Target Multi-Cap 100 Portfolio1                            N/A
     PMFM Managed Portfolio1                                    N/A

     1 Did not pay any brokerage commission for the period, as none of these Portfolios had commenced operations prior to the date of this SAI.

     The Trust, the Adviser, the distributor and each Portfolio's sub-adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to each Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by each Portfolio. You may obtain a copy of each Code of Ethics from the SEC.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of each Portfolio is determined as of 4:00 p.m., Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Portfolio's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the

applicable sub-adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the applicable sub-adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the applicable sub-adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.


     It is the policy of the Access U.S. Government Money Market Portfolio to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The instruments held by the Access U.S. Government Money Market Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such fluctuations generally are in response to changes in interest rates. Use of the amortized cost valuation method requires the Access U.S. Government Money Market Portfolio to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the sub-adviser to be of high quality with minimal credit risks. The Portfolio may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations ("NRSROs").

     Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than ..5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.


     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



ADDITIONAL TAX INFORMATION

     Each Portfolio intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Portfolios of liability for federal income taxes. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Portfolio's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     Each Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Additional Diversification Requirement

     Each Portfolio intends to comply with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (i.e., separate) accounts. This requirement, which is in addition to the diversification requirements imposed on the Portfolios, place certain limitations on the assets of each Separate Account, and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio, that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.


CUSTODIAN

     The Huntington National Bank, Easton Service Center, 7 Easton Oval EA4E72, Columbus, Ohio 43219, has been retained to act as custodian for the investments of each of the Portfolios. As custodian, The Huntington National Bank, acts as each Portfolio's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Portfolios. The Distributor is obligated to sell the shares of the Portfolios on a best efforts basis only against purchase orders for the shares. Shares of the Portfolios are offered to the public on a continuous basis. The Distributor is controlled by Unified Financial Services, Inc.


ACCOUNTANTS


     The firm of Cohen McCurdy, Ltd., 27955 Clemens Road, Westlake, OH 44145, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2004. Cohen McCurdy, Ltd. will perform an annual audit each of the Portfolios' financial statements and advises each of the Portfolios as to certain accounting matters.



TRANSFER AGENT

     Each Portfolio's transfer agent, Unified Portfolio Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Portfolio's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Unified receives from each Portfolio for its services as transfer agent a fee payable monthly at an annual rate of $18 per account for the money market Portfolio and $15 per account for the other Portfolios, provided, however, that the minimum fee is $10,000 per year with respect to each Portfolio's initial class of shares, plus $9,000 per year for each additional share class. In addition, each Portfolio pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines. For Portfolios advised by a common sub-adviser, the Transfer Agency fees with respect to those Portfolios will be calculated as provided above. The fees for all such Portfolios will be allocated among those Portfolios based on relative average daily net assets, and without regard to the minimum fees and/or per account fees. The following table describes the fees paid to Unified for transfer agency services:



                            TRANSFER AGENCY FEES PAID
                                                    For the period May 1, 2003
                Portfolio                          (commencement of operations)
                                                     through December 31, 2003
     Wells S&P REIT IndexSM Portfolio                       $8,441
     Potomac OTC Plus Portfolio                             $4,429
     Potomac Dow 30SM  Plus Portfolio                        $686
     Access U.S. Government Money Market Portfolio         $16,817
     Shepherd Opportunity Growth Portfolio1                   N/A
     Potomac Mid Cap Plus Portfolio1                          N/A

                            TRANSFER AGENCY FEES PAID
                                                    For the period May 1, 2003
                Portfolio                          (commencement of operations)
                                                     through December 31, 2003
     Potomac Small Cap Plus Portfolio1 N/A Potomac OTC/Short Portfolio1 N/A Potomac Small Cap/Short Portfolio1 N/A Potomac U.S./Short Portfolio1 N/A Target Multi-Cap 100 Portfolio1 N/A PMFM Managed Portfolio1 N/A 1 Did not pay any transfer agency fees for the period, as none of these Portfolios had commenced operations prior to the date of this SAI.


     Unified also provides accounting and pricing services to each Portfolio. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Unified to perform its duties, each Portfolio pays Unified an asset-based fee computed as a percentage of each Portfolio's average net assets, provided, however, that the minimum fee is $20,000 per year with respect to each Portfolio's initial class of shares, plus $7,500 per year for each additional share class. In addition, each Portfolio pays all costs of external pricing services. For Portfolios advised by a common sub-adviser, the average daily net assets of those Portfolios will be aggregated. The Portfolio Accounting fees will be calculated as provided above, based on the aggregated assets. The fees will then be allocated among those Portfolios based on relative average daily net assets, and without regard to the minimum fees. The following table describes the fees paid to Unified for accounting and pricing services:




                              ACCOUNTING FEES PAID
                                                     For the period May 1, 2003
                Portfolio                           (commencement of operations)
                                                      through December 31, 2003
     Wells S&P REIT IndexSM Portfolio $13,324 Potomac OTC Plus Portfolio $8,856 Potomac Dow 30SM Plus Portfolio $1,060 Access U.S. Government Money Market Portfolio $29,977 Shepherd Opportunity Growth Portfolio1 N/A Potomac Mid Cap Plus Portfolio1 N/A Potomac Small Cap Plus Portfolio1 N/A Potomac OTC/Short Portfolio1 N/A Potomac Small Cap/Short Portfolio1 N/A Potomac U.S./Short Portfolio1 N/A Target Multi-Cap 100 Portfolio1 N/A PMFM Managed Portfolio1 N/A 1 Did not pay any accounting and pricing fees for the period, as none of these Portfolios had commenced operations prior to the date of this SAI


     Unified also provides administrative services to each Portfolio. In this capacity, Unified supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Unified supervises the preparation of tax returns, reports to shareholders of each Portfolio, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Portfolio pays Unified a fee at the annual rate of .10% of the first $50 million in average daily net assets, provided, however, that the minimum fee is $25,000 per year with respect to each Portfolio's initial class of shares, plus $7,500 per year for each additional share class. For Portfolios advised by a common sub-adviser, the average daily net assets of those Portfolios will be aggregated. The Portfolio Administration fees will be calculated as provided above, based on the aggregated assets. The fees will then be allocated among those Portfolios based on relative average daily net assets, and without regard to the minimum fees. The following table describes the fees paid to Unified for administrative services:




                        ADMINISTRATIVE SERVICES FEES PAID
                                                     For the period May 1, 2003
                 Portfolio                          (commencement of operations)
                                                      through December 31, 2003
     Wells S&P REIT IndexSM Portfolio $16,663 Potomac OTC Plus Portfolio $11,456 Potomac Dow 30SM Plus Portfolio $1,359 Access U.S. Government Money Market Portfolio $37,790 Shepherd Opportunity Growth Portfolio1 N/A Potomac Mid Cap Plus Portfolio1 N/A Potomac Small Cap Plus Portfolio1 N/A Potomac OTC/Short Portfolio1 N/A Potomac Small Cap/Short Portfolio1 N/A Potomac U.S./Short Portfolio1 N/A Target Multi-Cap 100 Portfolio1 N/A PMFM Managed Portfolio1 N/A 1 Did not pay any administrative services fees for the period, as none of these Portfolios had commenced operations prior to of the date of this SAI


PROXY VOTING POLICIES


     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Adviser and the sub-advisers. The Adviser and sub-advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Adviser and sub-advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or sub-advisers or an affiliated person of the Adviser or sub-advisers. In such a case, the Trust's policy requires that the Adviser and sub-advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The proxy voting polices of the Adviser and each sub-adviser are attached at Appendices A-F.

FINANCIAL STATEMENTS


     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Annual Report to the Shareholders for the period May 1, 2003 (commencement of operations) through December 31, 2003 for the Wells S&P REIT Indexsm Portfolio, Potomac Dow sm Plus Portfolio, Potomac OTC Plus Portfolio, and Access U.S. Government Money Market Portfolio. Potomac Small Cap Plus Portfolio, Potomac OTC/Short Portfolio, Potomac U.S./Short Portfolio, Target Multi-Cap 100 Portfolio and PMFM Managed Portfolio are not included in the Annual Report because they had not commenced operations prior to the date of this Statement of Additional Information. The Trust will provide the Annual Report without charge upon written request or by telephone.

                                   APPENDIX A



                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES



                                 I. Introduction


PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments ("Rydex") generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex's policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.


                    II. Proxy Voting Policies and Procedures

A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in
Section III, below.

B.   Proxy Voting Procedures

     Rydex utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as Schedule A hereto, as such Guidelines may be revised from time to time by Rydex's portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex has agreed to:

o provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

o         deliver to IRRC, on a timely basis, all documents,  information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex's authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

o provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or serial numbers) on a regular basis; and

o coordinate with IRRC with respect to the classification of a proxy items for the treatment of items not clearly defined under the Guidelines.


                 III. Resolving Potential Conflicts of Interest

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o managing a pension plan for a company whose management is soliciting proxies;

o significant business relationship - having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

o significant personal / family relationship - Rydex, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists Rydex will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a "case-by-case" review), Rydex may vote a proxy regarding that proposal in any of the following manners:

o Refer Proposal to the Client - Rydex may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     o Obtain Client Ratification - If Rydex is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o Use an Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, Rydex may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

     o Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, Rydex may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      Securities Subject to Lending Arrangements

For various legal or administrative reasons, Rydex is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex's judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.


              VI. Assistance with Form N-PX and Proxy Voting Record

Rydex shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

(i)               The name of the issuer of the portfolio security;

(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

(iv)              The shareholder meeting date;

(v)               A brief identification of the matter voted on;

(vi) Whether the matter was proposed by the issuer or by a security holder;

(vii) Whether Rydex (or IRRC as its agent) cast the client's vote on the matter;

(viii) How Rydex (or IRRC as its agent) cast the client's vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix) Whether Rydex (or IRRC as its agent) cast the client's vote for or against management.


               VII. Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Rydex to disclose in response to any client request how the client can obtain information from Rydex on how its securities were voted. Rydex will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex. Upon receiving a written request from a client, Rydex will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.


                               VIII. Recordkeeping

Rydex shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)               A copy of this Policy;

(ii)              Proxy Statements received regarding client securities;

(iii)             Records of votes cast on behalf of clients;

(iv) Any documents prepared by Rydex that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)               Records of client requests for proxy voting information,

With respect to Rydex's Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex. Additionally, Rydex may keep Fund client records as part of Rydex's records.

Rydex may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex that are maintained with a third party, such as IRRC, provided that Rydex has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                   SCHEDULE A
                                       to
                              RYDEX GLOBAL ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                             proxy voting guidelines


     Rydex believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex will generally vote with management on "routine items" of a corporate administrative nature. Rydex will generally review all "non-routine items" (e.g., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

Board of Directors

A.  Director Nominees in Uncontested Elections                    Vote With Mgt.
B.  Chairman and CEO is the Same Person                           Vote With Mgt.
C.  Majority of Independent Directors                             Vote With Mgt.
D.  Stock Ownership Requirements                                  Vote With Mgt.
E.  Limit Tenure of Outside Directors                             Vote With Mgt.
F.  Director and Officer Indemnification
    and Liability Protection                                      Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                Vote With Mgt.

Proxy Contests

A. Voting for Director Nominees in Contested Election Vote With Mgt. B. Reimburse Proxy Solicitation Vote With Mgt.

Auditors

A. Ratifying Auditors Vote With Mgt.

Proxy Contest Defenses

A. Board Structure - Classified Board Vote With Mgt. B. Cumulative Voting Vote With Mgt. C. Shareholder Ability to Call Special Meetings Vote With Mgt.

Tender Offer Defenses

A. Submit Poison Pill for shareholder ratification Case-by-Case

B. Fair Price Provisions Vote With Mgt. C. Supermajority Shareholder Vote Requirement Vote With Mgt.
        To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement Vote With Mgt.

Miscellaneous Governance Provisions


A. Confidential Voting Vote With Mgt. B. Equal Access Vote With Mgt. C. Bundled Proposals Vote With Mgt.

Capital Structure


A. Common Stock Authorization Vote With Mgt. B. Stock Splits Vote With Mgt. C. Reverse Stock Splits Vote With Mgt. D. Preemptive Rights Vote With Mgt. E. Share Repurchase Programs Vote With Mgt.

Executive and Director Compensation


A.      Shareholder Proposals to Limit Executive and Case-by-Case Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes Vote With Mgt. C. Employee Stock Ownership Plans Vote With Mgt. D. 401(k) Employee Benefit Plans Vote With Mgt.

State of Incorporation


A. Voting on State Takeover Plans Vote With Mgt. B. Voting on Reincorporation Proposals Vote With Mgt.

Mergers and Corporate Restructurings


A. Mergers and Acquisitions Case-by-Case B. Corporate Restructuring Vote With Mgt. C. Spin-Offs Vote With Mgt. D. Liquidations Vote With Mgt.

Social and Environmental Issues


A. Issues with Social/Moral Implications Vote With Mgt.

                                   APPENDIX B

                                [GRAPHIC OMITTED]

                 NYE, PARNELL & EMERSON CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES


     Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

     In order to fulfill its responsibilities under the Act, Nye Parnell & Emerson Capital Management Inc. (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

     The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

     Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

     Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

     Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

SUMMARY OF PROXY VOTING GUIDELINES

     In order to maintain a consistent "Proxy Policy", Nye, Parnell & Emerson Capital Management, Inc. votes all Proxy Statements with management, unless there is strong evidence that the company's Proxy Resolution is not in the interest of shareholders.

     We believe the following policies are in the interest of shareholders:

Election of the Board of Directors

     We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

Approval of Independent Auditors

     We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

Equity-based compensation plans

     We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

         1. Requiring senior executives to hold stock in a company. 2. Requiring stock acquired through option exercise to be held for a certain period of time.

     These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

     We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

     Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

     We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

     While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

     A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-416-2053. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

                                   APPENDIX C

                            RAFFERTY ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES


The Access Potomac Funds (Access U. S. Government Money Market Portfolio, Potomac OTC Plus Portfolio, Potomac Dow 30 Plus Portfolio, Potomac Small Cap Plus Portfolio, Potomac Mid Cap Plus Portfolio and Potomac US Short Portfolio) have adopted the following guidelines (the "Guidelines") pursuant to which the Funds' investment adviser, Rafferty Asset Management ("RAM"), in the absence of special circumstances, generally shall vote proxies. These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.


I.   Duty to Vote Proxies

     RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

     A. It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds' shareholders.

     B. To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request. The proxy voting history and policies and procedures will be available in written form upon request. When requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at Unified Fund Services, 431 North Pennsylvania Street, Indianapolis, IN 46204.

II.  Guidelines for Voting Proxies

     RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management's position. RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

     The Access Potomac Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

     The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of RAM's general approach to a wide range of issues.

     RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders' voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders' best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer's management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds' shareholders.

     1. Routine Proposals

     Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

o        Approval of auditors
o        Election of directors and officers of the corporation
o        Indemnification provisions for directors
o        Liability limitations of directors
o        Name changes
o        Declaring stock splits
o        Elimination of preemptive rights
o        Incentive compensation plans
o        Changing the date and/or the location of the annual meetings
o        Minor amendments to the articles of incorporation
o Employment contracts between the company and its executives and remuneration for directors o Automatic dividend reinvestment plans o Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

     2. Non-Routine Proposals

     These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

o        Mergers and acquisitions
o        Restructuring
o        Re-incorporation or formation
o        Changes in capitalization
o        Increase or decrease in number of directors
o        Increase or decrease in preferred stock
o        Increase or decrease in common stock
o        Stock option plans or other compensation plans
o        Social issues
o        Poison pills
o        Golden parachutes
o        Greenmail
o        Supermajority voting
o        Board classification without cumulative voting
o        Confidential voting

         RAM will typically accept management's recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders' social and political viewpoints.


III. Conflicts of Interests

     RAM and affiliated companies' business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Access Potomac Funds' shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.


IV. Recordkeeping and Reporting

    RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records. In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years. When requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at Unified Fund Services, 431 North Pennsylvania Street, Indianapolis, IN 46204. A copy of the twelve-month voting history of the Funds will be made available on the SEC's website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.


Dated: April 1, 2004

                                   APPENDIX D

                            First Trust Advisors L.P.

First Trust Advisors L.P. (FTA) has contracted with Institutional Shareholder Services (ISS) to provide research and proxy voting services.

ISS provides a password protected website that lists the pending meetings of companies held in our portfolios. From this website we can view the votes proposed by ISS, download an analysis of the votes, and have the ability to enter votes.

We transmit to ISS our list of accounts that we manage once a month. In addition, we provide an inventory of the securities listed in each account on a monthly basis. ISS uses these lists to update the website.

The procedure for voting is as follows:

1: A Portfolio Manager shall review the pending votes on the ISS website no less then once a week.

2: The Portfolio Manager will review the proposed vote and analysis of any meeting with an ISS Classification Level of (4) and above. (Please refer to Attachment A). All other matters will be reviewed only at the discretion of the Portfolio Manager.

3: The Portfolio Manager may use the ISS Proxy Voting Guidelines (please refer to Attachment B) to vote proxies, so long as such guidelines are considered to be in the best interests of the client and so long as there are no conflicts of interest. If a portfolio manager wants to change the vote specified by ISS, they must enter a message on the note section of the web site. The Portfolio Manager will consider both the ISS recommendation and management's recommendation in determining how to vote on a given issue, subject to his judgment as to the best interests of the client.

4: Whenever a conflict of interest arises between ISS and a company subject to a proxy vote, FTA will vote the proxy without using the analysis of ISS. FTA will consider the recommendation of the company and what it believes to be the best interests of the client. If there is a conflict of interest between FTA and a company subject to a proxy vote, FTA will vote the proxy based on the recommendations of ISS. If there is a conflict of interest between FTA and a client, FTA will vote the proxy based on the recommendations of ISS. With respect to portfolios managed for mutual funds and variable annuity subaccounts if there is a conflict of interest between fund shareholders and FTA, or the fund's principal underwriter, FTA will vote the proxy based on the recommendations of ISS.

5: FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interest of clients.

6: After the review is completed, the Operations Coordinator will download a copy of the voting file and the analysis file to N:\Departments\FirstTrustAdvisors\Public\Proxy to maintain a record of the vote.

FTA receives a "Vote Summary" from ISS of all the votes cast during the calendar quarter. Each quarter FTA takes a sample of these votes and reconciles the number of shares voted to the amount we have on record. This is done to provide some level of assurance that ISS is accurately voting the correct number of shares.

July 11, 2003

                                  Attachment A
                                       to
                           First Trust Advisors, L.P.
                              PROXY VOTING POLICIES


15. Analysis Levels

ISS ranks all U.S. and Canadian meetings based on agenda/analysis content, as follows: Level Classification

1 Election of directors (except of proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business

2 Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.);
     social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)

3    Compensation plans

4 Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director & officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements

5 Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring

6    Proxy Contests

Note: If an A appears after an analysis level, ISS has voted against management. If an R appears after the analysis level, ISS has referred an item on the agenda back to you (the client) to vote. All Japanese meetings that are deemed routine and ISS has not recommended a vote against management are assigned a Level 1 Status.

                                  Attachment B
                                       to
                           First Trust Advisors, L.P.
                              PROXY VOTING POLICIES

Appendix D ISS
Proxy Voting Guidelines
Summary
The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual. 1. Operational Items Adjourn Meeting Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections). Change Company Name Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply: o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse o Implement or renew a dead-hand or modified dead-hand poison pill o Ignore a shareholder proposal that is approved by a majority of the shares outstanding o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Failed to act on takeover offers where the majority of the shareholders tendered their shares o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees o Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat. Filling Vacancies/Removal of Directors Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties o Majority of independent directors on board o All-independent key committees o Committee chairpersons nominated by the independent directors o CEO performance reviewed annually by a committee of outside directors o Established governance guidelines o Company performance.

Majority of Independent Directors/Establishment of Committees Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management's track record o Background to the proxy contest o Qualifications of director nominees (both slates) o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings
Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o Purchase price o Fairness opinion o Financial and strategic benefits o How the deal was negotiated o Conflicts of interest o Other alternatives for the business o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o Impact on the balance sheet/working capital o Potential elimination of diseconomies o Anticipated financial and operating benefits o Anticipated use of funds o Value received for the asset o Fairness opinion

o How the deal was negotiated o Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o Dilution to existing shareholders' position o Terms of the offer o Financial issues o Management's efforts to pursue other alternatives o Control issues o Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: o The reasons for the change o Any financial or tax benefits o Regulatory benefits
o Increases in capital structure o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits o Offer price o Fairness opinion o How the deal was negotiated o Changes in corporate governance o Change in the capital structure o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: o Tax and regulatory advantages o Planned use of the sale proceeds o Valuation of spinoff o Fairness opinion o Benefits to the parent company o Conflicts of interest o Managerial incentives o Corporate governance changes o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.



6. State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).



7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock Vote
AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded

compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for: o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), o Cash compensation, and o Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: o Historic trading patterns o Rationale for the repricing o Value-for-value exchange o Option vesting o Term of the option o Exercise price o Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply: o Purchase price is less than 85 percent of fair market value, or o Offering period is greater than 27 months, or o VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees. Shareholder Proposals Regarding Executive and Director Pay Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

o Whether the proposal mandates that all awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: o The parachute should be less attractive than an ongoing employment opportunity with the firm o The triggering mechanism should be beyond the control of management o The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

                       CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), o The availability and feasibility of alternatives to animal testing to ensure product safety, and o The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: o The company has already published a set of animal welfare standards and monitors compliance o The company's standards are comparable to or better than those of peer firms, and o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o Whether the proposal focuses on a specific drug and region o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending o Whether the company already limits price increases of its products o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries o The extent that peer companies implement price restraints

Genetically Modified Foods
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o The costs and feasibility of labeling and/or phasing out


o The nature of the company's business and the proportion of it affected by the proposal


o The proportion of company sales in markets requiring labeling or GMO-free products


o The extent that peer companies label or have eliminated GMOs


o Competitive benefits, such as expected increases in consumer demand for the company's products


o The risks of misleading consumers without federally mandated, standardized labeling


o Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:


o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution


o The extent that peer companies have eliminated GMOs


o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products


o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs


o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out. Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices o Whether the company has adequately disclosed the financial risks of its subprime business o Whether the company has been subject to violations of lending laws or serious lending controversies o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
o Whether the company complies with all local ordinances and regulations o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness .

o The risk of any health-related liabilities Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations o Whether the company has gone as far as peers in restricting advertising o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth o Whether restrictions on marketing to youth extend to foreign countries


Cease production of tobacco-related products or avoid selling products to tobacco companies:

o The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o The percentage of the company's business affected

o The feasibility of a spinoff

o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.


ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: o Whether there are publicly available environmental impact reports; o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and o The current status of legislation regarding drilling in ANWR. CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills o Environmentally conscious practices of peer companies, including endorsement of CERES o Costs of membership and implementation.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
22
o The company's level of disclosure lags that of its competitors, or o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: o The nature of the company's business and the percentage affected o The extent that peer companies are recycling o The timetable prescribed by the proposal o The costs and methods of implementation o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources o The timetable and specific action prescribed by the proposal o The costs of implementation o The company's initiatives to address climate change Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed o The degree that social performance is used by peer companies in setting pay o Violations or complaints filed against the company relating to the particular social performance measure o Artificial limits sought by the proposal, such as freezing or capping executive pay o Independence of the compensation committee o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: o The company is in compliance with laws governing corporate political activities, and o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o The nature and amount of company business in that country

o The company's workplace code of conduct

o Proprietary and confidential information involved

o Company compliance with U.S. regulations on investing in the country

o Level of peer company involvement in the country.


International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent


o Agreements with foreign suppliers to meet certain workplace standards


o Whether company and vendor facilities are monitored and how


o Company participation in fair labor organizations


o Type of business


o Proportion of business conducted overseas


o Countries of operation with known human rights abuses


o Whether the company has been recently involved in significant labor and human rights controversies or violations


o Peer company standards and practices


o Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: o The company does not operate in countries with significant human rights violations o The company has no recent human rights controversies or violations, or o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: 25 o Company compliance with or violations of the Fair Employment Act of 1989 o Company antidiscrimination policies that already exceed the legal requirements o The cost and feasibility of adopting all nine principles o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles) o The potential for charges of reverse discrimination o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted o The level of the company's investment in Northern Ireland o The number of company employees in Northern Ireland o The degree that industry peers have adopted the MacBride Principles o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o Whether the company has in the past manufactured landmine components

o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o The percentage of revenue derived from cluster bomb manufacture

o Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available or o The disclosures sought could compromise proprietary information.

Workplace Diversity
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless: o The board composition is reasonably inclusive in relation to companies of similar size and business or o The board already reports on its nominating procedures and diversity initiatives. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: o The degree of board diversity o Comparison with peer companies o Established process for improving board diversity o Existence of independent nominating committee o Use of outside search firm o History of EEO violations. Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: o The company has well-documented equal opportunity programs o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: o The composition of senior management and the board is fairly inclusive o The company has well-documented programs addressing diversity initiatives and leadership development o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has had no recent, significant EEO-related violations or litigation Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: o Whether the company's EEO policy is already in compliance with federal, state and local laws o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o The industry norm for including sexual orientation in EEO statements o Existing policies in place to prevent workplace discrimination based on sexual orientation Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: o Board structure o Director independence and qualifications o Attendance at board and committee meetings. Votes should be withheld from directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
o Ignore a shareholder proposal that is approved by a majority of shares outstanding o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Are interested directors and sit on the audit or nominating committee, or o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: o Past performance as a closed-end fund o Market in which the fund invests o Measures taken by the board to address the discount o Past shareholder activism, board activity o Votes on related proposals.

Proxy Contests
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: o Past performance relative to its peers o Market in which fund invests o Measures taken by the board to address the issues
o Past shareholder activism, board activity, and votes on related proposals o Strategy of the incumbents versus the dissidents o Independence of directors o Experience and skills of director candidates o Governance profile of the company

o Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: o Proposed and current fee schedules o Fund category/investment objective o Performance benchmarks o Share price performance compared to peers o Resulting fees relative to peers o Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

o Stated specific financing purpose
o Possible dilution for common shares
o Whether the shares can be used for antitakeover purposes. 1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: o Potential competitiveness o Regulatory developments o Current and potential returns o Current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental
Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
o The fund's target investments o The reasons given by the fund for the change o The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

o Political/economic changes in the target market o Consolidation in the target market o Current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: o Potential competitiveness o Current and potential returns o Risk of concentration o Consolidation in target industry Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o Strategies employed to salvage the company o The fund's past performance o Terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: o The degree of change implied by the proposal o The efficiencies that could result o The state of incorporation o Regulatory standards and implications. Vote AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series o Removal of shareholder approval requirement for amendments to the new declaration of trust o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: o Regulations of both states o Required fundamental policies of both states o Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without
Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o Fees charged to comparably sized funds with similar objectives o The proposed distributor's reputation and past performance o The competitiveness of the fund in the industry o Terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: o Resulting fee structure o Performance of both funds o Continuity of management personnel o Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: o Performance of the fund's NAV o The fund's history of shareholder relations o The performance of other funds under the advisor's management.

                                   APPENDIX E

                                   PMFM, Inc.
                       Proxy Voting Policy and Procedures

In general, PMFM, Inc. (PMFM) does not vote proxies for clients. In compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 regarding an adviser's fiduciary obligation to its clients when given authority to vote proxies, the following policy and procedures are hereby adopted and implemented by PMFM for clients for whom PMFM determines to vote proxies in the future. PMFM is committed to voting proxies in the manner that serves the best interest of clients.

Since PMFM is responsible for recommending the investments, PMFM is in the best position to make an informed decision on matters for which a vote is necessary. The policy for voting proxies will be provided to our clients as a matter of course.

PMFM believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. Issues that our review considers include, but are not limited to, when applicable, changes in corporate governance, adoption or amendments to compensation plans (including stock options), matters involving corporate responsibility, approval of advisory contracts, distribution plans, mergers and the like. After this review, PMFM votes the proxies in a manner we believe is most likely to preserve or enhance the value of the subject stock or mutual fund in the long term. As an independent advisor, we do not expect to have any conflicts between our interests and those of our clients when voting proxies. In the unlikely event that a conflict were to arise, we will disclose the conflict to our client(s), providing him or her with sufficient information regarding the matter before shareholders to enable the client to determine if he or she wishes to vote the proxy directly, or to continue to have PMFM vote for the client.

The processes and procedures regarding proxy voting at PMFM are as follows: 1) Receive and review all proxy voting prospectus forms. 2) Determine if a conflict exists. If so, notify clients of conflict and proxy matter.
3) Vote (by the proxy voting manager)
4) Retain the following materials at PMFM's offices for a period of not less than 5 years: a. Proxy Voting policies and procedures, b. Proxy Statements received regarding client securities, c. Records of how PMFM voted on each proxy matter d. Records of client requests for voting information and responses to any client request for information on how the proxies were voted, and e. Any documents prepared by PMFM that were material to making a decision how to vote or that memorialized the basis for the decision.

How to obtain proxy voting materials.
All PMFM clients may request historical proxy voting information conducted on behalf of clients at any time from PMFM. Archives of all such historical proxy voting materials are stored in the offices of PMFM and are available on request. Call us at 800-222-7636 or email arouleau@pmfm.com to request this information.

                                   APPENDIX F

                           Access Fund Management, LLC

                                    (Summary)

The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o shareholder rights plans. - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.